                                                                  EXHIBIT 10.7.5


================================================================================

PREPARED BY AND UPON
RECORDATION RETURN TO:
McCullough Sherrill, LLP
1409 Peachtree Street, N.E.
Atlanta, Georgia 30309
Attention: Paul P. Mattingly




                      ROBERTS PROPERTIES RESIDENTIAL, L.P.
                                   (Borrower)

                                       to

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                    (Lender)


                        ---------------------------------

                             DEED TO SECURE DEBT AND
                               SECURITY AGREEMENT
                        ---------------------------------


                         Dated:         As of September 29, 1998

                         Location:      4130 Plantation Trace, Duluth, Georgia
                         County:        Gwinnett

                         Loan Number:   6 102 639


================================================================================



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



                                TABLE OF CONTENTS




ARTICLE I - OBLIGATIONS...........................................................................................2
                  Section 1.01      Obligations...................................................................2
                  Section 1.02      Documents.....................................................................3

ARTICLE II - REPRESENTATIONS AND WARRANTIES.......................................................................3
                  Section 2.01      Title, Legal Status and Authority.............................................3
                  Section 2.02      Validity of Documents.........................................................3
                  Section 2.03      Litigation....................................................................3
                  Section 2.04      Status of Property............................................................3
                  Section 2.05      Tax Status of Borrower........................................................4
                  Section 2.06      Bankruptcy and Equivalent Value...............................................4
                  Section 2.07      Disclosure....................................................................4
                  Section 2.08      Illegal Activity..............................................................4

ARTICLE III - COVENANTS AND AGREEMENTS............................................................................4
                  Section 3.01      Payment of Obligations........................................................4
                  Section 3.02      Continuation of Existence.....................................................4
                  Section 3.03      Taxes and Other Charges.......................................................5
                  Section 3.04      Defense of Title, Litigation, and Rights under Documents......................5
                  Section 3.05      Operation and Maintenance of Property.........................................6
                  Section 3.06      Insurance.....................................................................7
                  Section 3.07      Damage and Destruction of Property............................................8
                  Section 3.08      Condemnation..................................................................9
                  Section 3.09      Liens and Liabilities........................................................10
                  Section 3.10      Tax and Insurance Deposits...................................................11
                  Section 3.11      ERISA........................................................................11
                  Section 3.12      Environmental Representations, Warranties, and Covenants.....................12
                  Section 3.13      .............................................................................13
                  Section 3.14      Inspection...................................................................13
                  Section 3.15      Records, Reports, and Audits.................................................13
                  Section 3.16      Borrower's Certificates......................................................14
                  Section 3.17      Full Performance Required; Survival of Warranties............................15
                  Section 3.18      Additional Security..........................................................15
                  Section 3.19      Further Acts.................................................................15

ARTICLE IV - ADDITIONAL ADVANCES; EXPENSES; SUBROGATION..........................................................15
                  Section 4.01      Expenses and Advances........................................................15
                  Section 4.02      Subrogation..................................................................15

ARTICLE V - SALE, TRANSFER, OR ENCUMBRANCE OF THE PROPERTY.......................................................16
                  Section 5.01      Due-on-Sale or Encumbrance...................................................16
                  Section 5.02      One-time Transfer............................................................16
                  Section 5.03      Permitted Transfers Without Fee..............................................17

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




ARTICLE VI - DEFAULTS AND REMEDIES...............................................................................18
                  Section 6.01      Events of Default............................................................18
                  Section 6.02      Remedies.....................................................................19
                  Section 6.03      Expenses.....................................................................20
                  Section 6.04      Rights Pertaining to Sales...................................................21
                  Section 6.05      Application of Proceeds......................................................21
                  Section 6.06      Additional Provisions as to Remedies.........................................21
                  Section 6.07      Waiver of Rights and Defenses................................................21

ARTICLE VII - SECURITY AGREEMENT.................................................................................22
                  Section 7.01      Security Agreement...........................................................22

ARTICLE VIII - LIMITATION ON PERSONAL LIABILITY AND INDEMNITIES..................................................22
                  Section 8.01      Limited Recourse Liability...................................................22
                  Section 8.02      General Indemnity............................................................22
                  Section 8.03      Transaction Taxes Indemnity..................................................22
                  Section 8.04      ERISA Indemnity..............................................................22
                  Section 8.05      Environmental Indemnity......................................................22
                  Section 8.06      Duty to Defend, Costs and Expenses...........................................22
                  Section 8.07      Recourse Obligation and Survival.............................................23

ARTICLE IX - ADDITIONAL PROVISIONS...............................................................................23
                  Section 9.01      Usury Savings Clause.........................................................23
                  Section 9.02      Notices......................................................................23
                  Section 9.03      Sole Discretion of Lender....................................................24
                  Section 9.04      Applicable Law and Submission to Jurisdiction................................24
                  Section 9.05      Construction of Provisions...................................................24
                  Section 9.06      Transfer of Loan.............................................................25
                  Section 9.07      Miscellaneous................................................................25
                  Section 9.08      Entire Agreement.............................................................25
                  Section 9.09      WAIVER OF TRIAL BY JURY......................................................26

ARTICLE X - LOCAL LAW PROVISIONS.................................................................................26
                  Section 10.01     WAIVER.......................................................................26
                  Section 10.02     Nature of Instrument.........................................................26
                  Section 10.03     No Novation..................................................................26
                  Section 10.04     Georgia Remedies.............................................................26





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



DEFINITIONS

The terms set forth below are defined in the following sections of this Mortgage and Security Agreement:

                  Action                         Section 9.04
                  Additional Funds               Section 3.07 (c)
                  Affecting the Property         Section 3.12 (a)
                  All                            Section 9.05 (m)
                  Any                            Section 9.05 (m)
                  Assessments                    Section 3.03 (a)
                  Assignment                     Recitals, Section 2 (B)
                  Awards                         Section 3.08 (b)
                  Bankruptcy Code                Recitals, Section 2 (A) (ix)
                  Borrower                       Preamble
                  Costs                          Section 4.01
                  Damage                         Section 3.07 (a)
                  Default Rate                   Section 1.01 (a)
                  Demand                         Section 9.12 (n)
                  Depository                     Section 3.07 (c)
                  Deposits                       Section 3.10
                  Documents                      Section 1.02
                  Environmental Indemnity        Section 8.05
                  Environmental Law              Section 3.12 (a)
                  Environmental Liens            Section 3.12 (b)
                  Environmental Report           Section 3.12 (a)
                  ERISA                          Section 3.11
                  Event of Default               Section 6.01
                  Flood Acts                     Section 2.04 (a)
                  Foreign Person                 Section 2.05
                  Full Insurable Value           Section 3.06 (a)
                  GAAP                           Section 3.15 (a)
                  Grace Period                   Section 6.01(b)
                  Hazardous Materials            Section 3.12 (a)
                  Impositions                    Section 3.10
                  Improvements                   Recitals, Section 2 (A) (ii)
                  Include, Including             Section 9.05 (f)
                  Indemnified Parties            Section 8.02
                  Indemnify                      Section 8.02
                  Instrument                     Preamble
                  Insurance Premiums             Section 3.10
                  Investors                      Section 9.06
                  Land                           Recitals, Section 2 (A) (I)
                  Laws                           Section 3.05 (c)
                  Lease                          Section 9.05 (k)
                  Leases                         Recitals, Section 2 (A) (ix)
                  Lender                         Preamble
                  Lessee                         Section 9.05 (k)
                  Lessor                         Section 9.05 (k)
                  Liens                          Section 3.09
                  Loan                           Recitals, Section 1
                  Losses                         Section 8.02



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



                  Major Tenants                  Section 3.08 (d)
                  Net Proceeds                   Section 3.07 (d)
                  Note                           Recitals, Section 1
                  Notice                         Section 9.02
                  Obligations                    Section 1.01
                  On Demand                      Section 9.05 (n)
                  Organization State             Section 2.01
                  Owned                          Section 9.05 (l)
                  Permitted Encumbrances         Recitals, Section 2 (B)
                  Person                         Section 9.05 (i)
                  Personal Property              Section 6.02 (j)
                  Prepayment Premium             Section 1.01(a)
                  Property                       Recitals, Section 2 (A)
                  Property State                 Section 2.1
                  Provisions                     Section 9.05 (j)
                  Rating Agency                  Section 3.06 (d)
                  Release                        Section 3.12 (a)
                  Rent Loss Proceeds             Section 3.07 (c)
                  Rents                          Recitals, Section 2 (A) (x)
                  Restoration                    Section 3.07 (a)
                  Securities                     Section 9.06
                  Security agreement             Section 7.01
                  Taking                         Section 3.08 (a)
                  Tenant                         Recitals, Section 2 (A) (vi)
                  Tenants                        Section 9.05 (k)
                  Transaction Taxes              Section 3.03 (c)
                  U.C.C.                         Section 2.02
                  Upon Demand                    Section 9.05 (n)
                  Violation                      Section 3.11
















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



                   DEED TO SECURE DEBT AND SECURITY AGREEMENT



THIS DEED TO SECURE DEBT AND SECURITY AGREEMENT (this "INSTRUMENT") is made as of the 29th day of September, 1998, by ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership, having its principal office and place of business c/o Roberts Properties, Inc., 8010 Roswell Road, Suite 120, Atlanta, Georgia 30350, as mortgagor ("BORROWER"), to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, having an office at Two Ravinia Drive, Suite 1400, Atlanta, Georgia 30346, as mortgagee ("LENDER").

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT, PURSUANT TO WHICH LENDER MAY TAKE THE PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A JUDICIAL FORECLOSURE ACTION UPON DEFAULT BY BORROWER UNDER THIS INSTRUMENT.

                                    RECITALS:

1. Borrower, by the terms of its Promissory Note executed on the same date as this Instrument ("NOTE") and in connection with the loan ("LOAN") from Lender to Borrower, is indebted to Lender in the principal sum of ELEVEN MILLION NINE HUNDRED THOUSAND AND NO/100 U.S. DOLLARS ($11,900,000.00).

2. Borrower desires to secure the payment of and the performance of all of its obligations under the Note and certain additional Obligations (as defined in Section 1.01). THE MATURITY DATE (AS THAT TERM IS DEFINED IN THE NOTE) OF THE
NOTE IS OCTOBER 15, 2008.

IN CONSIDERATION of the principal sum of the Note, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, Borrower irrevocably:

A. Grants, bargains, sells, assigns, transfers, pledges, warrants, and conveys to Lender in FEE SIMPLE, subject only to the matters listed in Exhibit C, WITH POWER OF SALE, and grants Lender security title to, and a security interest in, the following property, rights, interests and estates owned by Borrower (collectively, the "PROPERTY"):

      (i) The real property in Gwinnett County, Georgia and described in Exhibit A ("LAND");

      (ii) All buildings, structures and improvements (including fixtures) now or later located in or on the Land ("IMPROVEMENTS");

      (iii) All easements, estates, and interests including hereditaments, servitudes, appurtenances, tenements, mineral and oil/gas rights, water rights, air rights, development power or rights, options, reversion and remainder rights, and any other rights owned by Borrower and relating to or usable in connection with or access to the Property;

         (iv) All right, title, and interest owned by Borrower in and to all land lying within the rights-of-way, roads, or streets, open or proposed, adjoining the Land to the center line thereof, and all sidewalks, alleys, and strips and gores of land adjacent to or used in connection with the Property;

         (v) All right, title, and interest of Borrower in, to, and under all plans, specifications, surveys, studies, reports, permits, licenses, agreements, contracts, instruments, books of account, insurance policies, and any other documents relating to the use, construction, occupancy, leasing, activity, or operation of the Property;

         (vi) All of the fixtures and personal property described in Exhibit B owned by Borrower and replacements thereof; but excluding all personal property owned by any tenant (a "TENANT") of the Property;


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         (vii)    All of Borrower's right, title and interest in the proceeds
(including conversion to cash or liquidation claims) of (A) insurance relating to the Property and (B) all awards made for the taking by eminent domain (or by any proceeding or purchase in lieu thereof ) of the Property, including awards resulting from a change of any streets (whether as to grade, access, or otherwise) and for severance damages;

         (viii) All tax refunds, including interest thereon, tax rebates, tax credits, and tax abatements, and the right to receive the same, which may be payable or available with respect to the Property;

         (ix) All leasehold estates, ground leases, leases, subleases, licenses, or other agreements affecting the use, enjoyment or occupancy of the Property now or later existing (including any use or occupancy arrangements created pursuant to Title 7 or 11 of the United States Code, as amended from time to time, or any similar federal or state laws now or later enacted for the relief of debtors (the "BANKRUPTCY CODE") and all extensions and amendments thereto (collectively, the "LEASES") and all Borrower's right, title and interest under the Leases, including all guaranties thereof; and

         (x) All rents, issues, profits, royalties, receivables, use and occupancy charges (including all oil, gas or other mineral royalties and bonuses), income and other benefits now or later derived from any portion or use of the Property (including any payments received with respect to any Tenant or the Property pursuant to the Bankruptcy Code) and all cash, security deposits, advance rentals, or similar payments relating thereto (collectively, the "RENTS") and all proceeds from the cancellation, termination, surrender, sale or other disposition of the Leases, and the right to receive and apply the Rents to the payment of the Obligations.

B. Absolutely and unconditionally assigns, sets over, and transfers to Lender all of Borrower's right, title, interest and estates in and to the Leases and the Rents, subject to the terms and license granted to the Borrower under that certain Assignment of Leases and Rents made by Borrower to Lender dated the same date as this Instrument (the "ASSIGNMENT"), which document shall govern and control the provisions of this assignment.

TO HAVE AND TO HOLD the Property unto the Lender and its successors and assigns forever, subject to the matters listed in Exhibit C ("PERMITTED ENCUMBRANCES") and the provisions of this Instrument.

SHOULD THE OBLIGATIONS BE PAID according to the tenor and effect thereof when the same shall become due and payable, then this Instrument shall be canceled and surrendered (except for the obligations of Borrower set forth in Section
3.11 and 3.12 and Article VIII hereof, which shall survive such cancellation and surrender).

IN FURTHERANCE of the foregoing, Borrower warrants, represents, covenants and agrees as follows:

                             ARTICLE I - OBLIGATIONS

SECTION 1.01 OBLIGATIONS. This Instrument is intended (i) to operate and to be construed as a deed passing title to the Property to Lender, and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage; and (ii) to constitute a security agreement pursuant to the Uniform Commercial Code as enacted in the State of Georgia, and (iii) executed, acknowledged, and delivered by Borrower to secure and enforce the following obligations (collectively, the "OBLIGATIONS"):

      (a) Payment of all obligations, indebtedness and liabilities under the Documents including (i) the Prepayment Premium (as defined in the Note) ("PREPAYMENT PREMIUM"), (ii) interest at both the rate specified in the Note and at the Default Rate (as defined in the Note) ("DEFAULT RATE"), if applicable and to the extent permitted by Laws (defined below), and (iii) renewals, extensions, and amendments of the Documents;

      (b) Performance of every obligation, covenant, and agreement under the Documents including renewals, extensions, and amendments of the Documents; and

      (c) Payment of all sums advanced (including costs and expenses) by Lender pursuant to the Documents including renewals, extensions, and amendments of the Documents.

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



SECTION 1.02 DOCUMENTS. The "DOCUMENTS" shall mean this Instrument, the Note, the Assignment, and any other written agreement executed in connection with the closing of the Loan (but excluding the Loan application and Loan commitment) and by the party against whom enforcement is sought, including those given to evidence or further secure the payment and performance of any of the Obligations, and any written renewals, extensions, and amendments of the foregoing, executed by the party against whom enforcement is sought. All of the provisions of the Documents are incorporated into this Instrument as if fully set forth in this Instrument.

                   ARTICLE II - REPRESENTATIONS AND WARRANTIES

Borrower hereby represents and warrants to Lender as follows:

SECTION 2.01 TITLE, LEGAL STATUS AND AUTHORITY. Borrower (i) is seised of the Land and Improvements in fee simple and has good and marketable title to the Property, free and clear of all liens, deeds to secure debt, charges, encumbrances, and security interests, except the Permitted Encumbrances; (ii) will forever warrant and defend its title to the Property and the validity, enforceability, and priority of the security title and security interest created by this Instrument against the claims of all persons; (iii) is a limited partnership duly organized, validly existing, and in good standing and qualified to transact business under the laws of its state of organization or incorporation ("ORGANIZATION STATE") and the state where the Property is located ("PROPERTY STATE"); and (iv) has all necessary approvals, governmental and otherwise, and full power and authority to own its properties (including the Property) and carry on its business.

SECTION 2.02 VALIDITY OF DOCUMENTS. The execution, delivery and performance of the Documents and the borrowing evidenced by the Note (i) are within the power of Borrower; (ii) have been authorized by all requisite action; (iii) have received all necessary approvals and consents; (iv) will not violate, conflict with, breach, or constitute (with notice or lapse of time, or both) a default under (1) any law, order or judgment of any court, governmental authority, or the governing instrument of Borrower or (2) any indenture, agreement, or other instrument to which Borrower is a party or by which it or any of its property is bound or affected; (v) will not result in the creation or imposition of any lien, charge, security title, or encumbrance upon any of its properties or assets except for those in this Instrument; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this Instrument and Uniform Commercial Code ("U.C.C.") filings). The Documents constitute legal, valid, and binding obligations of Borrower.

SECTION 2.03 LITIGATION. There is no action, suit, or proceeding, judicial, administrative, or otherwise (including any condemnation or similar proceeding), pending or, to the best knowledge of Borrower, threatened or contemplated against, or affecting, Borrower or the Property which would have a material adverse affect on either the Property or Borrower's ability to perform its obligations.

SECTION 2.04   STATUS OF PROPERTY.

         (a) The Land and Improvements are not located in an area identified by the Secretary of Housing and Urban Development, or any successor, as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, or the National Flood Insurance Reform Act of 1994, as each have been or may be amended, or any successor law (collectively, the "FLOOD ACTS") or, if located within any such area, Borrower has and will maintain the insurance prescribed in Section 3.06 below.

         (b) Borrower has all necessary (i) certificates, licenses, and other approvals, governmental and otherwise, for the operation of the Property and the conduct of its business and (ii) zoning, building code, land use, environmental and other similar permits or approvals, all of which are currently in full force and effect and not subject to revocation, suspension, forfeiture, or modification. The Property and its use and occupancy is in full compliance with all Laws and Borrower has received no notice of any violation or potential violation of the Laws which has not been remedied or satisfied.

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         (c)      The Property is served by all utilities (including water and sewer) required for its use.

         (d) All public roads and streets necessary to serve the Property for its use have been completed, are serviceable, are legally open, and have been dedicated to and accepted by the appropriate governmental entities.

         (e) The Property is free from damage caused by fire or other casualty.

         (f) (1) costs and expenses for labor, materials, supplies, and equipment used in the construction of the Improvements have been paid in full except for the Permitted Encumbrances.

         (g) Borrower owns and has paid in full for all furnishings, fixtures, and equipment (other than Tenants' property) used in connection with the operation of the Property, free of all security interests, liens, security titles, or encumbrances except the Permitted Encumbrances and those created by this Instrument.

         (h) The Property is assessed for real estate tax purposes as one or more wholly independent tax lot(s), separate from any adjoining land or improvements, and no other land or improvements are assessed and taxed together with the Property.

SECTION 2.05 TAX STATUS OF BORROWER. Borrower is not a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

SECTION 2.06 BANKRUPTCY AND EQUIVALENT VALUE. No bankruptcy, reorganization, insolvency, liquidation, or other proceeding for the relief of debtors has been instituted by or against Borrower, any general partner of Borrower (if Borrower is a partnership), or any manager or managing member of Borrower (if Borrower is a limited liability company). Borrower has received reasonably equivalent value for granting this Instrument.

SECTION 2.07 DISCLOSURE. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading. There has been no adverse change in any condition, fact, circumstance, or event that would make any such information materially inaccurate, incomplete or otherwise misleading.

SECTION 2.08 ILLEGAL ACTIVITY. No portion of the Property has been or will be purchased, improved, fixtured, equipped or furnished with proceeds of any illegal activity and, to the best of Borrower's knowledge, there are no illegal activities at or on the Property.

                     ARTICLE III - COVENANTS AND AGREEMENTS

Borrower covenants and agrees with Lender as follows:

SECTION 3.01 PAYMENT OF OBLIGATIONS. Borrower shall timely pay and cause to be performed the Obligations.

SECTION 3.02 CONTINUATION OF EXISTENCE. Borrower shall not (a) dissolve, terminate, or otherwise dispose of, directly, indirectly or by operation of law, all or substantially all of its assets; (b) reorganize or change its legal structure without Lender's prior written consent (2) ; (c) change its name, address, or the name under which Borrower conducts its business without promptly notifying Lender; or (d) do anything to cause the representations in Section
2.02 to become untrue.

----------------------------
         (1) Except as provided in that certain Reserve Agreement, dated of even date herewith, between Borrower and Lender, all

         (2)      (which consent shall not be unreasonably withheld)

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SECTION 3.03      TAXES AND OTHER CHARGES.

         (a) Payment of Assessments. Borrower shall pay when due all taxes, liens, assessments, utility charges (public or private and including sewer fees), ground rents, maintenance charges, dues, fines, impositions, and public and other charges of any character (including penalties and interest) assessed against, or which could become a lien against, the Property ("ASSESSMENTS") ten
(10) days prior to the date any fine, penalty, interest or charge for nonpayment may be imposed. Unless Borrower is making deposits per Section 3.10, Borrower shall provide Lender with receipts evidencing such payments (except for income taxes, franchise taxes, ground rents, maintenance charges, and utility charges) within thirty (30) days after their due date.

         (b) Right to Contest. So long as no Event of Default (defined below) is continuing, Borrower may, prior to delinquency and at its sole expense, contest any Assessment, but this shall not change or extend Borrower's obligation to pay the Assessment as required above unless (i) Borrower gives Lender prior written notice of its intent to contest an Assessment; (ii) Borrower demonstrates to Lender's reasonable satisfaction that (1) the Property will not be sold to satisfy the Assessment prior to the final determination of the legal proceedings, (2) it has taken such actions as are required or permitted to accomplish a stay of any such sale, or (3) it has furnished a bond or surety (satisfactory to Lender in form and amount) sufficient to prevent a sale of the Property; (iii) at Lender's option, Borrower has deposited the full amount necessary to pay any unpaid portion of the Assessments with Lender; and
(iv) such proceeding shall be permitted under any other instrument to which Borrower or the Property is subject (whether superior or inferior to this Instrument); provided, however, that the foregoing shall not apply to the contesting of any income taxes, franchise taxes, ground rents, maintenance charges, and utility charges.

         (c) Documentary Stamps and Other Charges. Borrower shall pay all taxes, assessments, charges, expenses, costs and fees (including registration and recording fees and revenue, transfer, stamp, intangible, indebtedness and any similar taxes)(collectively, the "TRANSACTION TAXES") required in connection with the making and/or recording of the Documents. If Borrower fails to pay the Transaction Taxes after demand, Lender may (but is not obligated to) pay these and Borrower shall reimburse Lender on demand for any amount so paid with interest at the applicable interest rate specified in the Note, which shall be the Default Rate unless prohibited by Laws.

         (d) Changes in Laws Regarding Taxation. If any law (i) deducts from the value of real property for the purpose of taxation any lien or encumbrance thereon, (ii) taxes deeds to secure debt or other security instruments for federal, state or local purposes or changes the manner of the collection of any such existing taxes, and/or (iii) imposes a tax, either directly or indirectly, on any of the Documents or the Obligations, Borrower shall, if permitted by law, pay such tax within the statutory period or within twenty (20) days after demand by Lender, whichever is less; provided, however, that if, in the opinion of Lender, Borrower is not permitted by law to pay such taxes, Lender shall have the option to declare the Obligations immediately due and payable (without any Prepayment Premium) upon sixty (60) days' notice to Borrower.

         (e) No Credits on Account of the Obligations. Borrower will not claim or be entitled to any credit(s) on account of the Obligations for any part of the Assessments and no deduction shall be made or claimed from the taxable value of the Property for real estate tax purposes by reason of the Documents or the Obligations. If such claim, credit or deduction is required by law, Lender shall have the option to declare the Obligations immediately due and payable (without any Prepayment Premium) upon sixty (60) days' notice to Borrower.

SECTION 3.04 DEFENSE OF TITLE, LITIGATION, AND RIGHTS UNDER DOCUMENTS. Borrower shall forever warrant, defend and preserve Borrower's title to the Property, the validity, enforceability and priority of this Instrument and the lien, security title, or security interest created thereby, and any rights of Lender under the Documents against the claims of all persons, and shall promptly notify Lender of any such claims. Lender (whether or not named as a party to such proceedings) is authorized and empowered (but shall not be obligated) to take such

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additional steps as it may deem necessary or proper for the defense of any such proceeding or the protection of the lien, security title, security interest, validity, enforceability, or priority of this Instrument, title to the Property, or any rights of Lender under the Documents, including the employment of counsel, the prosecution and/or defense of litigation, the compromise, release, or discharge of such adverse claims, the purchase of any tax title, the removal of such any liens, security title and security interests, and any other actions Lender deems necessary to protect its interests. Borrower authorizes Lender to take any actions required to be taken by Borrower, or permitted to be taken by Lender, in the Documents in the name and on behalf of Borrower. Borrower shall reimburse Lender on demand for all expenses (including attorneys' fees) incurred by it in connection with the foregoing and Lender's exercise of its rights under the Documents. All such expenses of Lender, until reimbursed by Borrower, shall be part of the Obligations, bear interest at the applicable interest rate specified in the Note, which shall be the Default Rate unless prohibited by Laws, and shall be secured by this Instrument.

SECTION 3.05      OPERATION AND MAINTENANCE OF PROPERTY.

         (a) Repair and Maintenance. Borrower will operate and maintain the Property in good order, repair, and operating condition. Borrower will promptly make all necessary repairs, replacements, additions, and improvements necessary to ensure that the Property shall not in any way be diminished or impaired. Borrower will not cause or allow any of the Property to be misused, wasted, or to deteriorate and Borrower will not abandon the Property. No new building, structure, or other improvement shall be constructed on the Land nor shall any material part of the Improvements be removed, demolished, or structurally or materially altered, without Lender's prior written consent.

         (b) Replacement of Property. Borrower will keep the Property fully equipped and will replace all worn out or obsolete Property with new, comparable fixtures or Property. Borrower will not, without Lender's prior written consent, remove any Property covered by this Instrument unless the same is replaced by Borrower with a new, comparable article (i) owned by Borrower free and clear of any lien, security title or security interest (other than the Permitted Encumbrances and those created by this Instrument) or (ii) leased by Borrower
(A) with Lender's prior written consent or (B) if the replaced Property was leased at the time of execution of this Instrument.

         (c) Compliance with Laws. Borrower and the Property shall be maintained, used, and operated in compliance with all (i) present and future laws, Environmental Laws (defined below), ordinances, regulations, and requirements (including zoning and building codes) of any governmental or quasi-governmental authority or agency applicable to Borrower or the Property (collectively, the "LAWS"); (ii) orders, rules, and regulations of any regulatory, licensing, accrediting, insurance underwriting or rating organization, or other body exercising similar functions; (iii) duties or obligations of any kind imposed under any Permitted Encumbrance or by law, covenant, condition, agreement, or easement, public or private; and (iv) policies of insurance at any time in force with respect to the Property. If proceedings are initiated or Borrower receives notice that it or the Property is not in compliance with any of the foregoing, Borrower will promptly send Lender notice and a copy of the proceeding or violation notice. If the Property is not in compliance with all Laws, Lender may impose additional requirements upon Borrower including monetary reserves or financial equivalents.

         (d) Zoning and Title Matters. Borrower shall not, without Lender's prior written consent, (i) initiate or support any zoning reclassification of the Property or variance under existing zoning ordinances; (ii) modify or supplement any of the Permitted Encumbrances; (iii) impose any restrictive covenants or encumbrances upon the Property; (iv) execute or file any subdivision plat affecting the Property; (v) consent to the annexation of the Property to any municipality; (vi) permit the Property to be used by the public or any person in a way that might make a claim of adverse possession or any implied dedication or easement possible; (vii) cause or permit the Property to become a non-conforming use under zoning ordinances or any present or

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future non-conforming use of the Property to be discontinued; or (viii) fail to comply with the terms of the Permitted Encumbrances.

SECTION 3.06      INSURANCE.

         (a) Casualty Insurance. Borrower shall keep the Property insured for the benefit of Lender by (i) an "All Risk of Physical Loss" policy or the broadest form of extended coverage endorsement in an amount sufficient to prevent Lender from ever becoming a co-insurer under the policy or Laws, but in no event less than the lesser of (A) the Obligations or (B) the Full Insurable Value (defined below) of the Property, subject to verification by Lender and with a deductible not to exceed Ten Thousand Dollars ($10,000.00). "FULL INSURABLE VALUE" shall mean the one hundred percent (100%) replacement cost of the Property, without allowance for depreciation and exclusive of the cost of excavations, foundations, and footings, as determined, at Borrower's expense, periodically (but at least once per year) by the insurance company or an appraiser, engineer, architect, or contractor approved by said company and Lender; (ii) rent, business interruption, and/or use and occupancy insurance in an amount equal to one (1) year's total income from the Property including all rent, other income, and reimbursement of operating expenses; (iii) against damage by flood if the Property is located in an area identified by the Secretary of Housing and Urban Development, or any successor, as an area having special flood hazards and in which flood insurance has been made available under the Flood Acts in an amount equal to the lesser of (1) the original amount of the Note or (2) the maximum limit of coverage available for the Property under the Flood Acts; (iv) against damage or loss from (1) sprinkler system leakage and (2) boilers, boiler tanks, heating and air-conditioning equipment, pressure vessels, auxiliary piping, and similar apparatus, in the amount required by Lender; (v) during the period of any construction, repair, restoration, or replacement of the Property, a standard builder's risk policy with extended coverage in an amount at least equal to the Full Insurable Value of such Property, and worker's compensation, in statutory amounts; and (vi) against damage or loss by earthquake (3) and other natural phenomenon in the amounts reasonably required by Lender.

         (b) Liability and Other Insurance. Borrower shall maintain comprehensive general liability insurance on an occurrence basis covering Borrower and Lender, as an additional insured, against claims for bodily injury or death or property damage occurring in, upon, or about the Property or any street, drive, sidewalk, curb, or passageway adjacent thereto, in the amount required by Lender (but in no event less than Ten Million Dollars ($10,000,000.00) combined single limit per occurrence, which may be based on a combination of primary coverage plus umbrella coverage), which insurance shall include operations and blanket contractual liability coverage which insures contractual liability under the indemnifications set forth in Section 8.02 below (but such coverage or the amount thereof shall in no way limit such indemnifications). Upon request, Borrower shall maintain insurance or carry additional amounts of insurance covering Borrower or the Property as Lender shall reasonably require (4).

         (c) Form of Policy. All insurance required under this Section shall be fully paid for, non-assessable, and the policies shall contain such provisions, endorsements, and expiration dates as Lender shall reasonably require. The policies shall be issued by insurance companies authorized to do business in the Property State, approved by Lender, and having (i) an investment grade rating or claims paying ability assigned

-------------------
         (3) (Lender acknowledges that the Property is located in an area that is not considered to be at risk for earthquake damage and, accordingly, Lender, as of the date of this Instrument, has not required insurance against earthquake damage. Lender reserves the right to require insurance against earthquake damage if (i) Lender reasonably determines that the area in which the Property is located is considered to be at risk for earthquake damage, and (ii) Lender is generally requiring such insurance of other borrowers of commercial mortgage loans in the metropolitan Atlanta, Georgia area).

         (4) (provided that Lender is generally requiring such insurance of other borrowers of commercial mortgage loans in the metropolitan Atlanta, Georgia area)

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by one or more credit rating agencies approved by Lender (a "RATING AGENCY") and
(ii) a general policy rating of A or better and a financial class of VI or better by A.M. Best Company, Inc. (or if a rating of A.M. Best Company, Inc. is no longer available, a similar rating from a similar or successor service). In addition, all policies shall (x)include a standard mortgagee clause, without contribution, in the name of Lender and (y) provide that they shall not be canceled, amended, or materially altered (including reduction in the scope or limits of coverage) without at least thirty (30) days' prior notice to Lender.

         (d) Original Policies. Borrower shall deliver to Lender (i) original or certified copies of all policies (and renewals) required under this Section and (ii) receipts evidencing payment of all premiums on such policies at least thirty (30) days prior to their expiration. If original and renewal policies are unavailable or if coverage is under a blanket policy, Borrower shall deliver duplicate originals, or, if unavailable, original certificates evidencing that such policies are in full force and effect together with certified copies of the original policies.

         (e) General Provisions. Borrower shall not carry separate or additional insurance concurrent in form or contributing in the event of loss with that required under this Section unless endorsed in favor of Lender as per this Section and approved by Lender in all respects. In the event of foreclosure of this Instrument or other transfer of title or assignment of the Property in extinguishment, in whole or in part, of the Obligations, all right, title, and interest of Borrower in and to all policies of insurance then in force regarding the Property and all proceeds payable thereunder and unearned premiums thereon shall immediately vest in the purchaser or other transferee of the Property. No approval by Lender of any insurer shall be construed to be a representation, certification, or warranty of its solvency. No approval by Lender as to the amount, type, or form of any insurance shall be construed to be a representation, certification, or warranty of its sufficiency. Borrower shall comply with all insurance requirements and shall not cause or permit any condition to exist which would be prohibited by an insurance requirement or would invalidate the insurance coverage on the Property.

SECTION 3.07      DAMAGE AND DESTRUCTION OF PROPERTY.

         (a) Borrower's Obligations. If any damage to, loss, or destruction of the Property occurs (any "DAMAGE"), (i) Borrower shall promptly notify Lender and take all necessary steps to preserve any undamaged part of the Property and
(ii) if the insurance proceeds are made available for Restoration (defined below) (but regardless of whether any proceeds are sufficient for Restoration), Borrower shall promptly commence and diligently pursue to completion the restoration, replacement, and rebuilding of the Property as nearly as possible to its value and condition immediately prior to the Damage or a Taking (defined below) in accordance with plans and specifications approved by Lender ("RESTORATION"). Borrower shall comply with other reasonable requirements established by Lender to preserve the security under this Instrument.

         (b) Lender's Rights. If any Damage occurs and some or all of it is covered by insurance, then (i) Lender may, but is not obligated to, make proof of loss if not made promptly by Borrower and Lender is authorized and empowered by Borrower to settle, adjust, or compromise any claims for the Damage; (ii) each insurance company concerned is authorized and directed to make payment directly to Lender for the Damage; and (iii) Lender may apply the insurance proceeds in any order it determines (1) to reimburse Lender for all Costs (defined below) related to collection of the proceeds and (2) subject to Section 3.07(c) and at Lender's option, to (A) payment (without any Prepayment Premium) of all or part of the Obligations, whether or not then due and payable, in the order determined by Lender (provided that if any Obligations remains outstanding after this payment, the unpaid Obligations shall continue in full force and effect and Borrower shall not be excused in the payment thereof); (B) the cure of any default under the Documents; or (c) the Restoration. Any insurance proceeds held by Lender shall be held without the payment of interest thereon. If Borrower receives any insurance proceeds for the Damage, Borrower shall promptly deliver the proceeds to Lender. Notwithstanding anything in this Instrument or at law or in equity to the contrary, none of the insurance proceeds paid to Lender shall be deemed trust funds and Lender may dispose of these proceeds as provided

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in this Section. Borrower expressly assumes all risk of loss from any Damage, whether or not insurable or insured against.

         (c) Application of Proceeds to Restoration. Lender shall make the Net Proceeds (defined below) available to Borrower for Restoration if: (i) there shall then be no Event of Default; (ii) Lender shall be satisfied that (A) Restoration can and will be completed within one (1) year after the Damage occurs and at least (5) prior to the maturity of the Note and (B) Leases which are terminated or terminable as a result of the Damage cover an aggregate of less than (6) of the total rentable square footage contained in the Property at the closing of the Loan or such Tenants agree in writing to continue their Leases; (iii) Borrower shall have entered into a general construction contract acceptable in all respects to Lender for Restoration, which contract must include provision for retainage of not less than ten percent (10%) until final completion of the Restoration; and (iv) in Lender's reasonable judgment, after Restoration has been completed the net cash flow of the Property will be sufficient to cover all costs and operating expenses of the Property, including payments due and reserves required under the Documents. Notwithstanding any provision of this Instrument to the contrary, Lender shall not be obligated to make any portion of the Net Proceeds available for Restoration unless, at the time of the disbursement request, Lender has determined in its reasonable discretion that (y) Restoration can be completed at a cost which does not exceed the aggregate of the remaining Net Proceeds and any funds deposited with Lender by Borrower ("ADDITIONAL FUNDS") and (z) the aggregate of any loss of rental income insurance proceeds which the carrier has acknowledged to be payable ("RENT LOSS PROCEEDS") and any funds deposited with Lender by Borrower are sufficient to cover all costs and operating expenses of the Property, including payments due and reserves required under the Documents.

         (d) Disbursement of Proceeds. If Lender elects or is required to make insurance proceeds available for Restoration, Lender shall, through a disbursement procedure established by Lender, periodically make available to Borrower in installments the net amount of all insurance proceeds received by Lender after deduction of all reasonable costs and expenses incurred by Lender in connection with the collection and disbursement of such proceeds ("NET PROCEEDS") and, if any, the Additional Funds. The amounts periodically disbursed to Borrower shall be based upon the amounts currently due under the construction contract for Restoration and Lender's receipt of (i) appropriate lien waivers,
(ii) a certification of the percentage of Restoration completed by an architect or engineer acceptable to Lender, and (iii) title insurance protection against materialmen's and mechanic's liens. At Lender's election, the disbursement of funds may be handled by a disbursing agent selected by Lender, and such agent's reasonable fees and expenses shall be paid by Borrower. The Net Proceeds, Rent Loss Proceeds, and any Additional Funds shall constitute additional security for the Loan and Borrower shall execute, deliver, file and/or record, at its expense, such instruments as Lender requires to grant to Lender a perfected, first-priority security interest in these funds. If the Net Proceeds are made available for Restoration and (x) Borrower refuses or fails to complete the Restoration, (y) an Event of Default occurs, or (z) the Net Proceeds or Additional Funds are not applied to Restoration, then any undisbursed portion may, at Lender's option, be applied to the Obligations in any order of priority and any application to principal shall be deemed a voluntary prepayment subject to the Prepayment Premium.

SECTION 3.08      CONDEMNATION.

         (a) Borrower's Obligations. Borrower will promptly notify Lender of any threatened or instituted proceedings for the condemnation or taking by eminent domain of the Property including any change in any street (whether as to grade, access, or otherwise) (a "TAKING"). Borrower shall, at its expense, (i) diligently prosecute these proceedings, (ii) deliver to Lender copies of all papers served in connection therewith, and

--------------
         (5)      six (6) months

         (6)      twenty percent (20%)

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(iii) consult and cooperate with Lender in the handling of these proceedings. No settlement of these proceedings shall be made by Borrower without Lender's prior written consent. Lender may participate in these proceedings (but shall not be obligated to do so) and Borrower will sign and deliver all instruments requested by Lender to permit this participation.

         (b) Lender's Rights to Proceeds. All condemnation awards, judgments, decrees, or proceeds of sale in lieu of condemnation ("AWARD") are assigned and shall be paid to Lender. Borrower authorizes Lender to collect and receive them, to give receipts for them, to accept them in the amount received without question or appeal, and/or to appeal any judgment, decree, or award. Borrower will sign and deliver all instruments requested by Lender to permit these actions.

         (c) Application of Award. Lender shall have the right to apply any Award, subject to Section 3.08(d), as per Section 3.07 for insurance proceeds held by Lender, including the waiver of Prepayment Premium. If Borrower receives any Award, Borrower shall promptly deliver it to Lender. Notwithstanding anything in this Instrument or at law or in equity to the contrary, none of the Award paid to Lender shall be deemed trust funds and Lender may dispose of these proceeds as provided in this Section.

         (d) Application of Award to Restoration. With respect to any portion of the Award that is not for loss of value or property, Lender shall permit the application of the Award to Restoration in accordance with the provisions of Section 3.07 if: (i) no more than (A) twenty (20%) of the gross area of the Improvements or (B) ten percent (10%) of the parking spaces is affected by the Taking, (ii) the amount of the loss does not exceed twenty percent (20%) of the original amount of the Note; (iii) the Taking does not affect access to the Property from any public right-of-way; (iv) there is no Event of Default at the time of application; (v) after Restoration, the Property and its use will be in compliance with all Laws; (vi) in Lender's reasonable judgment, Restoration is practical and can be completed within one (1) year after the Taking and at least (7) prior to the maturity of the Note; and (vii) the Tenants listed in Exhibit "D" ("MAJOR TENANTS") agree in writing to continue their Leases without abatement of rent. Any portion of the Award that is (i) for loss of value or property or (ii) in excess of the cost of any Restoration permitted above, may, in Lender's sole discretion, be applied against the Obligations or paid to Borrower.

         (e) Effect on the Obligations. Notwithstanding any Taking, Borrower shall continue to pay and perform the Obligations as provided in the Documents. Any reduction in the Obligations due to application of the Award shall take effect only upon Lender's actual receipt and application of the Award to the Obligations. If the Property shall have been foreclosed, sold pursuant to any power of sale granted hereunder, or transferred by deed-in-lieu of foreclosure prior to Lender's actual receipt of the Award, Lender may apply the Award received to the extent of any deficiency upon such sale and Costs incurred by Lender in connection with such sale.

SECTION 3.09 LIENS AND LIABILITIES. Borrower shall pay, bond, or otherwise discharge all claims and demands of mechanics, materialman, laborers, and others which, if unpaid, might result in a lien, security title, or encumbrance on the Property or the Rents (collectively, "LIENS") and Borrower shall, at its sole expense, do everything necessary to preserve the lien, security title and security interest created by this Instrument and its priority. Nothing in the Documents shall be deemed or construed as constituting the consent or request by Lender, express or implied, to any contractor, subcontractor, laborer, mechanic or materialman for the performance of any labor or the furnishing of any material for any improvement, construction, alteration, or repair of the Property. Borrower further agrees that Lender does not stand in any fiduciary relationship to Borrower. Any contributions made, directly or indirectly, to Borrower by or on behalf of any of its partners, members, principals or any party related to such parties shall be treated as equity and shall be subordinate and inferior to the rights of Lender under the Documents.

--------------------
         (7)      six (6) months

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SECTION 3.10      TAX AND INSURANCE DEPOSITS. (8) , Borrower shall make monthly deposits ("DEPOSITS") with Lender equal to one-twelfth (1/12) of the annual Assessments (except for income taxes, franchise taxes, ground rents, maintenance charges and utility charges) and the premiums for insurance required under
Section 3.06 (the "INSURANCE PREMIUMS") together with amounts sufficient to pay these items thirty (30) days before they are due (collectively, the "IMPOSITIONS"). Lender shall estimate the amount of the Deposits until ascertainable. At that time, Borrower shall promptly deposit any deficiency. Borrower shall promptly notify Lender of any changes to the amounts, schedules and instructions for payment of the Impositions. Borrower authorizes Lender or its agent to obtain the bills for Assessments directly from the appropriate tax or governmental authority. All Deposits are pledged to Lender and shall constitute additional security for the Obligations. The Deposits shall be held by Lender without interest (except to the extent required under Laws) and may be commingled with other funds. If (i) there is no Event of Default at the time of payment, (ii) Borrower has delivered bills or invoices to Lender for the Impositions in sufficient time to pay them when due, (iii) the Deposits are sufficient to pay the Impositions or Borrower has deposited the necessary additional amount, then Lender shall pay the Impositions prior to their due date. Any Deposits remaining after payment of the Impositions shall, at Lender's option, be credited against the Deposits required for the following year or paid to Borrower. If an Event of Default occurs, the Deposits may, at Lender's option, be applied to the Obligations in any order of priority. Any application to principal shall be deemed a voluntary prepayment subject to the Prepayment Premium. Borrower shall not claim any credit against the principal and interest due under the Note for the Deposits. Upon an assignment or other transfer of this Instrument, Lender may pay over the Deposits in its possession to the assignee or transferee and then it shall be completely released from all liability with respect to the Deposits. Borrower shall look solely to the assignee or transferee with respect thereto. This provision shall apply to every transfer of the Deposits to a new assignee or transferee. Subject to Article V, a transfer of title to the Land shall automatically transfer to the new owner the beneficial interest in the Deposits. Upon full payment and satisfaction of this Instrument or, at Lender's option, at any prior time, the balance of the Deposits in Lender's possession shall be paid over to the record owner of the Land and no other party shall have any right or claim to the Deposits. Lender may transfer all its duties under this Section to such service or financial institution as Lender may periodically designate and Borrower agrees to make the Deposits to such service or institution.

SECTION 3.11 ERISA. Borrower represents and warrants to Lender that (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a "governmental plan" within the meaning of Section 3(32) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; (iii) the assets of the Borrower do not constitute "plan assets" of one or more plans within the meaning of 29 C.F.R. Section 2510.3-101; and (iv) one or more of the following circumstances is true: (1) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2); (2) Less than twenty-five percent (25%) of all equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or (3) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e). Borrower shall deliver to Lender such certifications and/or other evidence periodically requested by Lender, in its sole discretion, to verify these representations and warranties. Failure to deliver these certifications or evidence, breach of these representations and warranties, or consummation of any transaction which would cause this Instrument or any exercise of Lender's rights under this Instrument to (i) constitute a non-exempt prohibited transaction under ERISA or (ii) violate ERISA or any state statute regulating governmental plans (collectively, a "VIOLATION"), shall be an Event of Default. Notwithstanding anything in the Documents to the contrary, no sale, assignment, or transfer of any direct or indirect right, title, or interest in Borrower or the Property (including creation of a junior lien, security title, encumbrance or leasehold interest) shall be permitted which would, in Lender's opinion, negate Borrower's representations in this Section or cause a Violation. At least fifteen (15)

---------------

         (8)      Upon the occurrence of an Event of Default

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days before consummation of any of the foregoing, Borrower shall obtain from the proposed transferee or lienholder (i) a certification to Lender that the representations and warranties of this Section will be true after consummation and (ii) an agreement to comply with this Section.

SECTION 3.12      ENVIRONMENTAL REPRESENTATIONS, WARRANTIES, AND COVENANTS.

      (a) Environmental Representations and Warranties. (9) Borrower represents and warrants, to the best of Borrower's knowledge (after due inquiry and investigation) and additionally based upon the environmental site assessment report of the Property (the "ENVIRONMENTAL REPORT"), that except as fully disclosed in the Environmental Report delivered to and approved by Lender: (i) there are no Hazardous Materials (defined below) or underground storage tanks affecting the Property ("AFFECTING THE PROPERTY" shall mean "in, on, under, stored, used or migrating to or from the Property") except for (A) routine office, cleaning, janitorial and other materials and supplies necessary to operate the Property for its current use and (B) Hazardous Materials that are
(1) in compliance with Environmental Laws (defined below), (2) have all required permits, and (3) are in only the amounts necessary to operate the Property; (ii) there are no past, present or threatened Releases (defined below) of Hazardous Materials in violation of any Environmental Law affecting the Property; (iii) there is no past or present non-compliance with Environmental Laws or with permits issued pursuant thereto; (iv) Borrower does not know of, and has not received, any written or oral notice or communication from any person relating to Hazardous Materials affecting the Property; and (v) Borrower has provided to Lender, in writing, all information relating to environmental conditions affecting the Property known to Borrower or contained in Borrower's files. "ENVIRONMENTAL LAW" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, standards, policies and other government directives or requirements, as well as common law, that apply to Borrower or the Property and relate to Hazardous Materials including the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act. "HAZARDOUS MATERIALS" shall mean petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives, flammable materials; radioactive materials; polychlorinated biphenyls ("PCBs") and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Property is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material", "hazardous waste," "toxic substance," "toxic pollutant," "contaminant," or "pollutant" within the meaning of any Environmental Law. "RELEASE" of any Hazardous Materials includes any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, pumping, pouring, escaping, dumping, disposing or other movement of Hazardous Materials.

      (b) Environmental Covenants. Borrower covenants and agrees that: (i) all use and operation of the Property shall be in compliance with all Environmental Laws and required permits; (ii) there shall be no Releases of Hazardous Materials affecting the Property; (iii) there shall be no Hazardous Materials affecting the Property except (A) routine office, cleaning and janitorial supplies, (B) in compliance with all Environmental Laws, (c) with all required permits, and (D) (1) in only the amounts necessary to operate the Property or
(2) fully disclosed to and approved by Lender in writing; (iv) Borrower shall keep the Property free and clear of all liens and encumbrances imposed by any Environmental Laws due to any act or omission by Borrower or any person (the "ENVIRONMENTAL LIENS"); (v) Borrower shall, at its sole expense, fully and expeditiously cooperate in all activities in Section 3.12(c) including providing all relevant information and making knowledgeable persons available for interviews; (vi) Borrower shall, at its sole expense, (A) perform any environmental site assessment or other investigation of environmental conditions at the Property upon Lender's request based on Lender's reasonable belief that the Property is not in compliance with all Environmental Laws, (B) share with Lender the results and reports and Lender and the Indemnified Parties (defined below) shall be entitled to rely on such


----------------
      (9)       Based solely upon the environmental reports prepared for Lender,

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results and reports, and (c) complete any remediation of Hazardous Materials affecting the Property or other actions required by any Environmental Laws;
(vii) Borrower shall not allow any Tenant or other user of the Property to violate any Environmental Law; and (viii) Borrower shall immediately notify Lender in writing after it becomes aware of (A) the presence, Release, or threatened Release of Hazardous Materials affecting the Property, (B) any non-compliance of the Property with any Environmental Laws, (C) any actual or potential Environmental Lien, (D) any required or proposed remediation of environmental conditions relating to the Property, or (E) any written or oral communication or notice from any person relating to Hazardous Materials. Any failure of Borrower to perform its obligations under this Section 3.12 shall constitute bad faith waste of the Property.

      (c) Lender's Rights. Lender and any person designated by Lender may enter the Property to assess the environmental condition of the Property and its use including (i) conducting any environmental assessment or audit (the scope of which shall be determined by Lender) and (ii) taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing at all reasonable times when (A) a default has occurred under the Documents, (B) Lender reasonably believes that a Release has occurred or the Property is not in compliance with all Environmental Laws, or (c) the Loan is being considered for sale. Borrower shall cooperate with and provide access to Lender and such person.

SECTION 3.13 (10)

SECTION 3.14 INSPECTION. Borrower shall allow Lender and any person designated by Lender (11) to enter upon the Property and conduct tests or inspect the Property at all reasonable times. Borrower shall assist Lender and such person in effecting said inspection.

SECTION 3.15    RECORDS, REPORTS, AND AUDITS.

      (a) Records and Reports. Borrower shall maintain, in accordance with generally-accepted accounting principles ("GAAP"), complete and accurate books and records with respect to all operations of or transactions involving the Property. Annually, Borrower shall furnish Lender financial statements for the most current fiscal year (including a schedule of all related Obligations and contingent liabilities) for (i) Borrower, (ii) any general partner(s) of Borrower and any general partners of such partners, (12) (iii) any guarantors or sureties of the Note. Annually (or quarterly upon Lender's request), Borrower shall furnish Lender (i) operating statements for the Property including income and expenses (before and after Obligations service), major capital improvements;
(ii) copies of paid tax receipts for the Property; (iii) a certified rent roll including security deposits held, the expiration of the terms of the Leases, and identification and explanation of any Tenants in default; (iv) (13) a budget showing projected income and expenses (before and after Obligations
--------
     (10)  [Intentionally Omitted]

     (11) , upon at least two (2) days advance notice from Lender to Borrower (except that no such notice shall be required in the event of an emergency),

     (12)  and

     (13)  upon Lender's request (and in no event more often than once every two
           (2) years during the term of this Loan),

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service) for the next twelve (12) month budget period; and (v) upon Lender's request (14) , (A) a schedule showing the Borrower's tax basis in the Property,
(B) the distribution of economic interests in the Property, and (c) copies of any other loan documents affecting the Property.

      (b) Delivery of Reports. All of the reports, statements, and items required under this Section shall be (i) certified as being true, correct, and accurate by an authorized person, partner, or officer of the delivering party or, at the deliverer's option, audited by a Certified Public Accountant; (ii) prepared in accordance with GAAP and satisfactory to Lender in form and substance; and (iii) delivered within (A) ninety (90) days after the end of Borrower's fiscal year for annual reports and (B) fifteen (15) days after the end of each calendar quarter for quarterly reports. If any one report, statement, or item is not received by Lender on its due date, a late fee of Five Hundred and No/100 Dollars ($500.00) per month shall be due and payable by Borrower. If any one report, statement, or item is not received within thirty
(30) days of its due date, Lender may immediately declare (15) under the Documents. Borrower shall (i) provide Lender with such additional financial, management, or other information regarding Borrower, any general partner of Borrower, or the Property, as Lender may reasonably request and (ii) upon Lender's request (16) , deliver all items required by Section 3.15 in an electronic format (i.e., on computer disks) or by electronic transmission acceptable to Lender.

      (c) Inspection of Records. Borrower shall allow Lender or any person designated by Lender to examine, audit, and make copies of all such books and records and all supporting data at the place where these items are located at all reasonable times after reasonable advance notice; provided that no notice shall be required after any default under the Documents. Borrower shall assist Lender in effecting such examination. Upon five (5) days' prior notice, Lender may inspect and make copies of Borrower's or any general partner of Borrower's income tax returns with respect to the Property for the purpose of verifying any items referenced in this Section.

SECTION 3.16 BORROWER'S CERTIFICATES. Within ten (10) days after Lender's request, Borrower shall furnish a written certification to Lender and any Investors as to (a) the amount of the Obligations outstanding; (b) the interest rate, terms of payment, and maturity date of the Note; (c) the date to which payments have been paid under the Note; (d) whether any offsets or defenses exist against the Obligations and a detailed description of any listed; (e) whether all Leases are in full force and effect and have not been modified (or if modified, setting forth all modifications); (f) the date to which the Rents have been paid; (g) whether, to the best knowledge of Borrower, any defaults exist under the Leases and a detailed description of any listed; (h) the security deposit held by Borrower under each Lease and that such amount is the amount required under such Lease; (i) whether there are any defaults (or events which with the passage of time and/or notice would constitute a default) under the Documents and a detailed description of any listed; (j) whether the Documents are in full force and effect; and (k) any other matters reasonably requested by Lender related to the Leases, the Obligations, the Property, or the Documents. For all non-residential properties and promptly upon Lender's request, Borrower shall use its best efforts to deliver a written certification to Lender and Investors from Tenants specified by Lender that: (a) their Leases are in full force and effect; (b) there are no defaults (or events which with the passage of time and/or notice would constitute a default) under their Leases or a detailed description of any listed; (c) none of the Rents have been paid more than one month in advance; (d) there are no offsets or defenses against the Rents and a detailed description of any listed; and (e) any other matters reasonably requested by Lender related to the Leases; provided, however, that Borrower shall not have to pay money to a Tenant to obtain such certification, but it will deliver a landlord's certification for any certification it cannot obtain.


--------------------
      (14)        following the occurrence of an Event of Default

      (15)        a default

      (16) and if readily achievable without significant expenditure by Borrower

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SECTION 3.17 FULL PERFORMANCE REQUIRED; SURVIVAL OF WARRANTIES. All
representations and warranties of Borrower in the Loan application or made in connection with the Loan shall survive the execution and delivery of the Documents and shall remain continuing warranties and representations of Borrower.

SECTION 3.18 ADDITIONAL SECURITY. No other security now existing or taken later to secure the Obligations shall be affected by the execution of the Documents and all additional security shall be held as cumulative. The taking of additional security, execution of partial releases, or extension of the time of payment obligations of Borrower shall not diminish the effect, security title, and security interest of this Instrument and shall not affect the liability or obligations of any maker or guarantor. Neither the acceptance of the Documents nor their enforcement shall prejudice or affect Lender's right to realize upon or enforce any other security now or later held by Lender. Lender may enforce the Documents or any other security in such order and manner as it may determine in its discretion.

SECTION 3.19 FURTHER ACTS. Borrower shall take all necessary actions to (i) keep valid and effective the security title, security interest and rights of Lender under the Documents and (ii) protect the lawful owner of the Documents. Promptly upon request by Lender and at Borrower's expense, Borrower shall execute additional instruments and take such actions as Lender reasonably believes are necessary or desirable to (a) maintain or grant Lender a first-priority, perfected security title and security interest in the Property, (b) correct any error or omission in the Documents, and (c) effect the intent of the Documents, including filing/recording the Documents, additional deeds to secure debt, financing statements, and other instruments.

             ARTICLE IV - ADDITIONAL ADVANCES; EXPENSES; SUBROGATION

SECTION 4.01 EXPENSES AND ADVANCES. Borrower shall pay all reasonable appraisal, recording, filing, registration, brokerage, abstract, title insurance (including premiums), U.C.C. search, escrow, attorneys' (both in-house staff and retained attorneys), engineers', environmental engineers', environmental testing, and architects' fees, costs (including travel), expenses, and disbursements incurred by Borrower or Lender in connection with the granting, closing, servicing, and enforcement of (a) the Loan and Documents or (b) attributable to Borrower as owner of the Property. The term "COSTS" shall mean any of the foregoing incurred in connection with (a) any default by Borrower under the Documents, (b) the servicing of the Loan, or (c) the exercise, enforcement, compromise, defense, litigation, or settlement of any of Lender's rights or remedies under the Documents or relating to the Loan or the Obligations. If Borrower fails to pay any amounts or perform any actions required under the Documents, Lender may (but shall not be obligated to) advance sums to pay such amounts or perform such actions. Borrower grants Lender the right to enter upon and take possession of the Property to prevent or remedy any such failure and the right to take such actions in Borrower's name. No advance or performance shall be deemed to have cured a default by Borrower. All (a) sums advanced by or payable to Lender per this Section or under applicable Laws, (b) except as expressly provided in the Documents, payments due under the Documents which are not paid in full when due, and (c) all Costs, shall: (i) be deemed demand obligations, (ii) bear interest at the applicable interest rate specified in the Note, which shall be the Default Rate unless prohibited by Laws, until paid if not paid on demand, (iii) be part of, together with such interest, the Obligations, and (iv) be secured by the Documents. Lender, upon making any such advance, shall also be subrogated to rights of the person receiving such advance.

SECTION 4.02 SUBROGATION. If any proceeds of the Note were used to extinguish, extend or renew any indebtedness on the Property, then, to the extent of the funds so used, (a) Lender shall be subrogated to all rights, claims, liens, titles and interests existing on the Property held by the holder of such indebtedness and (b) these rights, claims, liens, titles and interests are not waived but rather shall (i) continue in full force and effect in favor of Lender and (ii) are merged with the security title and security interest created by the Documents as cumulative security for the payment and performance of the Obligations.




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           ARTICLE V - SALE, TRANSFER, OR ENCUMBRANCE OF THE PROPERTY

SECTION 5.01 DUE-ON-SALE OR ENCUMBRANCE. It shall be an Event of Default and, at the sole option of Lender, Lender may accelerate the Obligations and the entire Obligations (including any Prepayment Premium) shall become immediately due and payable, if Borrower, without Lender's prior written consent (which may be withheld for any or no reason including the possibility of an ERISA violation or the proposed transferee's failure to agree in writing to Lender increasing the interest payable on the Obligations to any rate, changing any other terms (including maturity) of the Obligations or Documents, or requiring the payment of a transfer fee), (a) shall sell, convey, assign, transfer, dispose of or be divested of its title to, convey security title to, mortgage, encumber or cause to be encumbered (except for the imposition of mechanics' or materialmen's liens) the Property or any interest therein, in any manner or way, whether voluntary or involuntary, or (b) in the event of (i) any merger, consolidation
(17), sale, transfer, assignment, or dissolution involving all or substantially all of the assets of Borrower or any general partner of Borrower, (ii) the transfer, pledge, voluntary or involuntary sale, or encumbrance (or any of the foregoing (18) of (A) (19) or more of (1) the voting stock of a corporate Borrower, any corporate general partner of Borrower, or any corporation directly or indirectly owning (20) or more of any such corporation, (2) the beneficial interests in Borrower if a trust or the interest in any owner of fifty percent (50%) or more of such beneficial interests, or (3) the ownership interests in Borrower or any general partner of Borrower if either is a limited liability company; (B) any general partnership interest in Borrower; or (c) any partnership which is a direct or indirect general partner of Borrower or any general partner of Borrower; (iii) the conversion of any general partnership interest in Borrower to a limited partnership interest; (iv) any change, removal, or resignation of any general partner of Borrower; or (v) any change, removal, or resignation of a managing member (or if no managing member, any member) if Borrower is a limited liability company. This provision shall not apply to transfers under any will or applicable law of descent. This provision does not prohibit the transfer of any existing limited partnership interest in
(i) Borrower, (ii) any general partner of Borrower, or (iii) any partner of a general partner of Borrower (21).

SECTION 5.02 ONE-TIME TRANSFER. (22) Section 5.01 and so long as there is no default under the Documents (or event which with the passage of time or the giving of notice or both would be a default), Lender agrees, upon thirty (30) days prior written request, to consent to one transfer of the entire Property
(23) if:

      (i) the proposed transferee of the Property is a person which, in the judgment of Lender, has financial capability and creditworthiness, reputation and experience in the ownership, operation, management, and leasing of similar properties, equal to or greater than Borrower;

      (ii) at the time of transfer the Loan to Value Ratio (defined below) does not exceed 63%;

-----------------------

        (17) (unless Borrower or such general partner of Borrower is the surviving entity in such merger or consolidation)

        (18)     in one transaction

        (19)     49%

        (20)     49%

        (21) Notwithstanding the foregoing, if Borrower or a corporate general partner of Borrower is a corporation whose shares are traded on a major stock exchange, the transfer of such shares shall in no event constitute a default under this Instrument.

        (22)      Beginning six (6) months from Closing, and notwithstanding

        (23) (with all terms and conditions of the Loan Documents remaining the same)

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         (iii)    Borrower pays Lender a non-refundable servicing fee (24) at the time of the request and an additional fee equal to 1.0% of the outstanding principal balance of the Loan at the time of the transfer;

         (iv) at Lender's option, Lender's title policy is endorsed to verify the first priority of the Documents at Borrower's expense;

         (v)      the Debt Service Coverage Ratio (defined below) is at least
1.65 to 1.00 for the preceding (25) month period and Lender receives satisfactory evidence that this Debt Service Coverage Ratio will be maintained for the next succeeding twelve (12) months;

         (vi) the transferee expressly assumes all obligations under the Documents and executes any documents reasonably required by Lender, and all of these documents are satisfactory in form and substance to Lender;

         (vii) Lender reasonably approves the form and content of all transfer documents, and Lender is furnished with a certified copy of the recorded transfer documents;

         (viii) the transferee complies with and delivers the ERISA Certification and Environmental Indemnity Agreement, both of even date herewith; and

         (ix) Borrower or the transferee pays all reasonable fees, costs, and expenses incurred by Lender in connection with the proposed transfer, including, without limitation, all legal (for both outside counsel and Lender's staff attorneys), accounting, title insurance, documentary stamps taxes, intangible taxes, mortgage taxes, recording fees, and appraisal fees, whether or not the transfer is actually consummated.

      The term "LOAN TO VALUE RATIO" shall mean the ratio, as reasonably determined by Lender, of (i) the aggregate principal balance of all encumbrances against the Obligations to (ii) the fair market value of the Property. The term "DEBT SERVICE COVERAGE RATIO" shall mean the ratio, as reasonably determined by Lender, calculated by dividing (i) net operating income ("NOI") by (ii) total annual debt service ("TADS"). NOI is the gross annual income realized from operations of the Obligations for the applicable twelve (12) month period after subtracting all necessary and ordinary operating expenses (both fixed and variable) for that twelve (12) month period (assuming for expense purposes only that the Property is 95% leased and occupied if actual leasing is less than 95%), including, without limitation, utilities, administrative, cleaning, landscaping, security, repairs, and maintenance, ground rent payments, management fees, reserves for replacements, real estate and other taxes, assessments and insurance, but excluding deduction for federal, state and other income taxes, debt service expenses, depreciation or amortization of capital expenditures, and other similar non-cash items. Gross income shall not be anticipated for any greater time period than that approved by generally accepted accounting principles and ordinary operating expenses shall not be prepaid. Documentation of NOI and expenses shall be certified by an officer of Borrower with detail satisfactory to Lender and shall be subject to the approval of Lender. TADS shall mean the aggregate debt service payments for any given calendar year on the Loan and on all other indebtedness secured, or to be secured, by any part of the (26).

SECTION 5.03 PERMITTED TRANSFERS WITHOUT FEE. Notwithstanding Section 5.01, the original Borrower, and any transferee of the original Borrower permitted below, may engage in the transactions described below after at least fifteen (15) days' prior written notice to Lender, provided that all of the following conditions are met: (i) there is no default under the Documents (or event which with the passage of time or the giving of notice or both would be a default); (ii) the proposed transferee complies with and delivers the ERISA certification and indemnification agreement described herein (or, if the statements required by the certification are not true with

-----------------------------

     (24)         of $2,500.00

     (25)         six (6)

     (26)         Property

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respect to the proposed transferee, Lender shall have received such evidence as it may require in its sole discretion to determine that the proposed transfer is not and would not render the Loan a prohibited transaction under ERISA); (iii) if all of the Property is transferred, the proposed transferee shall have signed an assumption agreement acceptable to Lender with respect to the Documents; (iv) the proposed transferee shall have provided such information about the proposed transferee as requested by Lender, and Lender shall have approved the proposed transferee, including, but not limited to, a review of the proposed transferee's creditworthiness, good character and reputation, and demonstrated ability and experience (by itself or through its manager) in the ownership, operation, and leasing of property similar to the Property; and (v) payment by Borrower or the proposed transferee of (1) all costs and expenses incurred by Lender for the processing of said transfer including a processing fee, (2) any documentary stamp taxes, intangibles taxes, recording fees, and other costs and expenses required in connection with the assumption agreement and any modification of the Documents, and (3) all other costs and expenses (including attorneys' fees and expenses for Lender's staff attorneys and outside counsel) of the preparation of the assumption agreement and any modification of the Documents. Provided all of the foregoing conditions are fulfilled with respect to each such transfer, Borrower may engage in the following transaction:

      (a) Borrower may transfer the entire Property (or all the ownership interests in borrower) to Roberts Realty Investors, Inc. ("RRII"), a real estate investment trust. Lender shall not be entitled to accelerate the indebtedness evidenced by the Note nor change the Loan terms in the event of a conveyance to RRII; and

      (b) Any merger or consolidation of Borrower or a general partner of Borrower when borrower or such general partner is the surviving entity.

                       ARTICLE VI - DEFAULTS AND REMEDIES

SECTION 6.01    EVENTS OF DEFAULT.  The following shall be an "EVENT OF
DEFAULT":

      (a) if Borrower fails to make any payment required under the Documents when due and such failure continues for five (5) days after written notice; provided, however, that if Lender gives one (1) notice of default within any twelve (12) month period, Borrower shall have no further right to any notice of monetary default during that twelve (12) month period;

      (b) except for defaults listed in the other subsections of this Section 6.01, if Borrower fails to perform or comply with any other provision contained in the Documents and the default is not cured within thirty (30) days after written notice (the "GRACE PERIOD"); provided, however, that Lender may extend the Grace Period up to an additional sixty (60) days (for a total of ninety (90) days from the date of default) if (i) Borrower immediately commences and diligently pursues the cure of such default and delivers (within the Grace Period) to Lender a written request for more time and (ii) Lender determines in good faith that (1) such default cannot be cured within the Grace Period but can be cured within ninety (90) days after the default, (2) no security title or security interest created by the Documents will be impaired prior to completion of such cure, and (3) Lender's immediate exercise of any remedies provided hereunder or by law is not necessary for the protection or preservation of the Property or Lender's security interest;

      (c) if any representation made (i) in connection with the Loan or Obligations or (ii) in the Loan application or Documents shall be false or misleading in any material respect;

      (d)  if any default under Article V occurs;

      (e) if Borrower shall (i) become insolvent, (ii) make a transfer in fraud of creditors, (iii) make an assignment for the benefit of its creditors,
(iv) not be able to pay its debts as such debts become due, or (v) admit in writing its inability to pay its debts as they become due;

      (f) if any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding, or any other proceedings for the relief of debtors, is instituted by or against Borrower, and, if instituted against Borrower, is

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allowed, consented to, or not dismissed within the earlier to occur of (i)
ninety (90) days after such institution or (ii) the filing of an order for relief;

      (g) if any of the events in Sections 6.01 (e) or (f) shall occur with respect to any (i) general partner of Borrower or (ii) guarantor of payment or performance of any of the Obligations;

      (h) if the Property shall be taken, attached, or sequestered on execution or other process of law in any action against Borrower;

      (i) if any default occurs under the Environmental and ERISA Indemnity Agreement and such default is not cured within any applicable grace period in that document;

      (j) if Borrower shall fail at any time to obtain, maintain, renew, or keep in force the insurance policies required by Section 3.06 within ten (10) days after written notice;

      (k) if Borrower shall be in default under any other mortgage, deed of trust, deed to secure debt or security agreement covering any part of the Property, whether it be superior or junior in lien or security title to this Instrument;

      (l) if any claim of priority (except based upon a Permitted Encumbrance) to the Documents by title, lien, or otherwise shall be upheld by any court of competent jurisdiction or shall be consented to by Borrower; or

      (m) (i) the consummation by Borrower of any transaction which would cause (A) the Loan or any exercise of Lender's rights under the Documents to constitute a non-exempt prohibited transaction under ERISA or (B) a violation of a state statute regulating governmental plans; (ii) the failure of any representation in Section 3.11 to be true and correct in all respects; or (iii) the failure of Borrower to provide Lender with the written certifications required by Section 3.11.

SECTION 6.02 REMEDIES. If an Event of Default occurs, Lender or any person designated by Lender may (but shall not be obligated to) take any action (separately, concurrently, cumulatively, and at any time and in any order) permitted under any Laws, without notice, demand, presentment, or protest (all of which are hereby waived), to protect and enforce Lender's rights under the Documents or Laws including the following actions:

      (a) accelerate and declare the entire unpaid Obligations immediately due and payable, except for defaults under Section 6.01 (f), (g), or (h) which shall automatically make the Obligations immediately due and payable;

      (b)   judicially or otherwise, (i) completely foreclose this Instrument or
(ii) partially foreclose this Instrument for any portion of the Obligations due and the security title and security interest created by this Instrument shall continue unimpaired and without loss of priority as to the remaining Obligations not yet due;

      (c) sell for cash or upon credit the Property and all right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale;

      (d) recover judgment on the Note either before, during or after any proceedings for the enforcement of the Documents and without any requirement of any action being taken to (i) realize on the Property or (ii) otherwise enforce the Documents;

      (e)  seek specific performance of any provisions in the Documents;

      (f) apply for the appointment of a receiver, custodian, trustee, liquidator, or conservator of the Property without (i) notice to any person,
(ii) regard for (A) the adequacy of the security for the Obligations or (B) the solvency of Borrower or any person liable for the payment of the Obligations; and Borrower and any person so liable waives or shall be deemed to have waived the foregoing and any other objections to the fullest extent permitted by Laws and consents or shall be deemed to have consented to such appointment;

      (g) with or without entering upon the Property, (i) exclude Borrower and any person from the Property without liability for trespass, damages, or otherwise; (ii) take possession of, and Borrower shall surrender on

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demand, all books, records, and accounts relating to the Property; (iii) give notice to Tenants or any person, make demand for, collect, receive, sue for, and recover in its own name all Rents and cash collateral derived from the Property;
(iv) use, operate, manage, preserve, control, and otherwise deal with every aspect of the Property including (A) conducting its business, (B) insuring it,
(c) making all repairs, renewals, replacements, alterations, additions, and improvements to or on it, (D) completing the construction of any Improvements in manner and form as Lender deems advisable, and (E) executing, modifying, enforcing, and terminating new and existing Leases on such terms as Lender deems advisable and evicting any Tenants in default; (v) apply the receipts from the Property to payment of the Obligations, in any order or priority determined by Lender, after first deducting all Costs, expenses, and liabilities incurred by Lender in connection with the foregoing operations and all amounts needed to pay the Impositions and other expenses of the Property, as well as just and reasonable compensation for the services of Lender and its attorneys, agents, and employees; and/or (vi) in every case in connection with the foregoing, exercise all rights and powers of Borrower or Lender with respect to the Property, either in Borrower's name or otherwise;

      (h) release any portion of the Property for such consideration, if any, as Lender may require without, as to the remainder of the Property, impairing or affecting the security title or priority of this Instrument or improving the position of any subordinate lien or security title holder with respect thereto, except to the extent that the Obligations shall have been actually reduced, and Lender may accept by assignment, pledge, or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lien or security title holder;

      (i) apply any Deposits to the following items in any order and in Lender's sole discretion: (A) the Obligations, (B) Costs, (c) advances made by Lender under the Documents, and/or (D) Impositions;

      (j) take all actions permitted under the U.C.C. of the Property State including (i) the right to take possession of all tangible and intangible personal property included within the Property ("PERSONAL PROPERTY") and take such actions as Lender deems advisable for the care, protection and preservation of the Personal Property and (ii) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Borrower at least five
(5) days prior to such action shall constitute commercially reasonable notice to Borrower; or

      (k) take any other action permitted under any Laws. If Lender exercises any of its rights under Section 6.02(g), Lender shall not (a) be deemed to have entered upon or taken possession of the Property except upon the exercise of its option to do so, evidenced by its demand and overt act for such purpose; (b) be deemed a beneficiary or mortgagee in possession by reason of such entry or taking possession; nor (c) be liable (i) to account for any action taken pursuant to such exercise other than for Rents actually received by Lender, (ii) for any loss sustained by Borrower resulting from any failure to lease the Property, or (iii) any other act or omission of Lender except for losses caused by Lender's willful misconduct or gross negligence. Borrower hereby consents to, ratifies, and confirms the exercise by Lender of its rights under this Instrument and appoints Lender as its attorney-in-fact, which appointment shall be deemed to be coupled with an interest and irrevocable, for such purposes.

SECTION 6.03 EXPENSES. All Costs, expenses, or other amounts paid or incurred by Lender in the exercise of its rights under the Documents, together with interest thereon at the applicable interest rate specified in the Note, which shall be the Default Rate unless prohibited by Laws, shall be (a) part of the Obligations, (b) secured by this Instrument, and (c) allowed and included as part of the Obligations in any foreclosure, decree for sale, power of sale, or other judgment or decree enforcing Lender's rights under the Documents.

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SECTION 6.04 RIGHTS PERTAINING TO SALES. To the extent permitted under (and in accordance with) any Laws, the following provisions shall, as Lender may determine in its sole discretion, apply to any sales of the Property under
Article VI, whether by judicial proceeding, judgment, decree, power of sale, foreclosure or otherwise: (a) Lender may conduct multiple sales of any part of the Property in separate tracts or in its entirety and Borrower waives any right to require otherwise; (b) any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice; and (c) Lender may acquire the Property and, in lieu of paying cash, may pay by crediting against the Obligations the amount of its bid, after deducting therefrom any sums which Lender is authorized to deduct under the provisions of the Documents.

SECTION 6.05 APPLICATION OF PROCEEDS. Any proceeds received from any sale or disposition under Article VI or otherwise, together with any other sums held by Lender, shall, except as expressly provided to the contrary, be applied in the order determined by Lender to: (a) payment of all Costs and expenses of any enforcement action or foreclosure sale, including interest thereon at the applicable interest rate specified in the Note, which shall be the Default Rate unless prohibited by Laws, (b) all taxes, Assessments, and other charges unless the Property was sold subject to these items; (c) payment of the Obligations in such order as Lender may elect; (d) payment of any other sums secured or required to be paid by Borrower; and (e) payment of the surplus, if any, to any person lawfully entitled to receive it. Borrower and Lender intend and agree that during any period of time between any foreclosure judgment that may be obtained and the actual foreclosure sale that the foreclosure judgment will not extinguish the Documents or any rights contained therein including the obligation of Borrower to pay all Costs and to pay interest at the applicable interest rate specified in the Note, which shall be the Default Rate unless prohibited by Laws.

SECTION 6.06 ADDITIONAL PROVISIONS AS TO REMEDIES. No failure, refusal, waiver, or delay by Lender to exercise any rights under the Documents upon any default or Event of Default shall impair Lender's rights or be construed as a waiver of, or acquiescence to, such or any subsequent default or Event of Default. No recovery of any judgment by Lender and no levy of an execution upon the Property or any other property of Borrower shall affect the security title and security interest created by this Instrument and such liens, security title, rights, powers, and remedies shall continue unimpaired as before. Lender may resort to any security given by this Instrument or any other security now given or hereafter existing to secure the Obligations, in whole or in part, in such portions and in such order as Lender may deem advisable, and no such action shall be construed as a waiver of any of the liens, security title, rights, or benefits granted hereunder. Acceptance of any payment after any Event of Default shall not be deemed a waiver or a cure of such Event of Default and such acceptance shall be deemed an acceptance on account only. If Lender has started enforcement of any right by foreclosure, sale, entry, or otherwise and such proceeding shall be discontinued, abandoned, or determined adversely for any reason, then Borrower and Lender shall be restored to their former positions and rights under the Documents with respect to the Property, subject to the security title and security interest hereof.

SECTION 6.07 WAIVER OF RIGHTS AND DEFENSES. To the fullest extent Borrower may do so under Laws, Borrower (a) will not at any time insist on, plead, claim, or take the benefit of any statute or rule of law now or later enacted providing for any appraisement, valuation, stay, extension, moratorium, redemption, or any statute of limitations; (b) for itself, its successors and assigns, and for any person ever claiming an interest in the Property (other than Lender), waives and releases all rights of redemption, reinstatement, valuation, appraisement, notice of intention to mature or declare due the whole of the Obligations, all rights to a marshaling of the assets of Borrower, including the Property, or to a sale in inverse order of alienation, in the event of foreclosure of the security title and security interests created under the Documents; (c) shall not be relieved of its obligation to pay the Obligations as required in the Documents nor shall the lien, security title or priority of the Documents be impaired by any agreement renewing, extending, or modifying the time of payment or the provisions of the Documents (including a modification of any interest rate), unless expressly released, discharged, or modified by such agreement. Regardless of consideration and without any notice to or consent by the holder of any subordinate lien, security title, security interest, encumbrance, right, title, or interest in or to the Property, Lender

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may (a) release any person liable for payment of the Obligations or any portion thereof or any part of the security held for the Obligations or (b) modify any of the provisions of the Documents without impairing or affecting the Documents or the security title, security interest, or the priority of the modified Documents as security for the Obligations over any such subordinate lien, security title, security interest, encumbrance, right, title, or interest.

                        ARTICLE VII - SECURITY AGREEMENT

SECTION 7.01 SECURITY AGREEMENT. This Instrument constitutes both a real property mortgage and a "SECURITY AGREEMENT" within the meaning of the U.C.C. The Property includes real and personal property and all tangible and intangible rights and interest of Borrower in the Property. Borrower grants to Lender, as security for the Obligations, a security interest in the Personal Property to the fullest extent that the same may be subject to the U.C.C. Borrower authorizes Lender to file any financing or continuation statements and amendments thereto relating to the Personal Property without the signature of Borrower if permitted by Laws.

         ARTICLE VIII - LIMITATION ON PERSONAL LIABILITY AND INDEMNITIES

SECTION 8.01 LIMITED RECOURSE LIABILITY. The provisions of Paragraph 8 and Paragraph 9 of the Note are incorporated into this Instrument as if such provisions were set forth in their entirety in this Instrument.

SECTION 8.02 GENERAL INDEMNITY. Borrower agrees that while Lender has no liability to any person in tort or otherwise as lender and that Lender is not an owner or operator of the Property, Borrower shall, at its sole expense, protect, defend, release, indemnify and hold harmless ("INDEMNIFY") the Indemnified Parties (defined below) from any Losses (defined below) imposed on, incurred by, or asserted against the Indemnified Parties, directly or indirectly, arising out of or in connection with the Property, Loan, or Documents, including Losses; provided, however, that the foregoing indemnities shall not apply to any Losses caused by the gross negligence or willful misconduct of the Indemnified Parties. The term "LOSSES" shall mean any claims, suits, liabilities (including strict liabilities), actions, proceedings, obligations, debts, damages, losses, Costs, expenses, fines, penalties, charges, fees, judgments, awards, and amounts paid in settlement of whatever kind including attorneys' fees (both in-house staff and retained attorneys) and all other costs of defense. The term "INDEMNIFIED PARTIES" shall mean (a) Lender, (b) any prior owner or holder of the Note, (c) any existing or prior servicer of the Loan, (d) the officers, directors, shareholders, partners, employees and trustees of any of the foregoing, and (e) the heirs, legal representatives, successors and assigns of each of the foregoing.

SECTION 8.03 TRANSACTION TAXES INDEMNITY. Borrower shall, at its sole expense, indemnify the Indemnified Parties from all Losses imposed upon, incurred by, or asserted against the Indemnified Parties or the Documents relating to Transaction Taxes.

SECTION 8.04 ERISA INDEMNITY. Borrower shall, at its sole expense, indemnify the Indemnified Parties against all Losses imposed upon, incurred by, or asserted against the Indemnified Parties (a) as a result of a Violation, (b) in the investigation, defense, and settlement of a Violation, (c) as a result of a breach of the representations in Section 3.11 or default thereunder, (d) in correcting any prohibited transaction or the sale of a prohibited loan, and (e) in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion.

SECTION 8.05 ENVIRONMENTAL INDEMNITY. Borrower and other persons, if any, have executed and delivered the Environmental and ERISA Indemnity Agreement dated the date hereof to Lender ("ENVIRONMENTAL INDEMNITY").

SECTION 8.06 DUTY TO DEFEND, COSTS AND EXPENSES. Upon request, whether Borrower's obligation to indemnify Lender arises under Article VIII or in the Documents, Borrower shall defend the Indemnified Parties (in Borrower's or the Indemnified Parties name) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, the Indemnified Parties may, in their sole discretion, engage their own attorneys and professionals to defend or assist them and, at their option, their attorneys shall control the

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resolution of any claims or proceedings. Upon demand, Borrower shall pay or, in the sole discretion of the Indemnified Parties, reimburse and/or indemnify the Indemnified Parties for all Costs imposed on, incurred by, or asserted against the Indemnified Parties by reason of any items set forth in this Article VIII and/or the enforcement or preservation of the Indemnified Parties' rights under the Documents. Any amount payable to the Indemnified Parties under this Section shall (a) be deemed a demand obligation, (b) be part of the Obligations, (c) bear interest at the applicable interest rate specified in the Note, which shall be the Default Rate unless prohibited by Laws, until paid if not paid on demand, and (d) be secured by this Instrument.

SECTION 8.07 RECOURSE OBLIGATION AND SURVIVAL. Notwithstanding anything to the contrary in the Documents and in addition to the recourse obligations in the Note, the obligations of Borrower under Sections 8.03, 8.04, 8.05, and 8.06 shall be a full recourse obligation of Borrower, shall not be subject to any limitation on personal liability in the Documents, and shall survive (a) repayment of the Obligations, (b) any termination, satisfaction, assignment or foreclosure of this Instrument, (c) the acceptance by Lender (or any nominee) of a deed in lieu of foreclosure, (d) a plan of reorganization filed under the Bankruptcy Code, or (e) the exercise by the Lender of any rights in the Documents. Borrower's obligations under Article VIII shall not be affected by the absence or unavailability of insurance covering the same or by the failure or refusal by any insurance carrier to perform any obligation under any applicable insurance policy.

                       ARTICLE IX - ADDITIONAL PROVISIONS

SECTION 9.01 USURY SAVINGS CLAUSE. All agreements in the Documents are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid under the Documents for the use, forbearance, or detention of money exceed the highest lawful rate permitted by Laws. If, at the time of performance, fulfillment of any provision of the Documents shall involve transcending the limit of validity prescribed by Laws, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If Lender shall ever receive as interest an amount which would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and (a) shall be canceled automatically or (b) if paid, such excess shall be (i) credited against the principal amount of the Obligations to the extent permitted by Laws or (ii) rebated to Borrower if in cannot be so credited under Laws. Furthermore, all sums paid or agreed to be paid under the Documents for the use, forbearance, or detention of money shall to the extent permitted by Laws be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Obligations does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Obligations for so long as the Obligations is outstanding.

SECTION 9.02 NOTICES. Any notice, request, demand, consent, approval, direction, agreement, or other communication (any "NOTICE") required or permitted under the Documents shall be in writing and shall be validly given if sent by a nationally-recognized courier that obtains receipts, delivered personally by a courier that obtains receipts, or mailed by United States certified mail (with return receipt requested and postage prepaid) addressed to the applicable person as follows:


If to Borrower:                          With a copy to notices sent to Borrower
                                         to:

ROBERTS PROPERTIES RESIDENTIAL, L.P.     HOLT NEY ZATCOFF & WASSERMAN, LLP
c/o Roberts Properties, Inc.             100 Galleria Parkway, Suite 600
8010 Roswell Road, Suite 120             Atlanta, Georgia 30339
Atlanta, Georgia 30350                   Attention: Gregory A. Randall, Esq.
Attention: Charles R. Elliott




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If to Lender:                                  With a copy of notices sent to
                                               Lender to:

THE PRUDENTIAL INSURANCE COMPANY               THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA                                     OF AMERICA
Prudential Capital Group                       Prudential Capital Group
Two Ravinia Drive, Suite 1400                  Two Ravinia Drive, Suite 1400
Atlanta, Georgia 30346                         Atlanta, Georgia 30346
Attention:  Mortgage Loan Customer Service     Attention:  Regional Counsel
Reference Loan No. 6 102 639                   Reference Loan No. 6 102 639


Each notice shall be effective upon being so sent, delivered, or mailed, but the time period for response or action shall run from the date of receipt as shown on the delivery receipt. Refusal to accept delivery or the inability to deliver because of a changed address for which no notice was given shall be deemed receipt. Any party may periodically change its address for notice and specify up to two (2) additional addresses for copies by giving the other party at least ten (10) days' prior notice.

SECTION 9.03 SOLE DISCRETION OF LENDER. Except as otherwise expressly stated, whenever Lender's judgment, consent, or approval is required or Lender shall have an option or election under the Documents, such judgment, the decision as to whether or not to consent to or approve the same, or the exercise of such option or election shall be in the sole and absolute discretion of Lender.

SECTION 9.04 APPLICABLE LAW AND SUBMISSION TO JURISDICTION. The Documents shall be governed by and construed in accordance with the laws of the Property State and the applicable laws of the United States of America. Without limiting Lender's right to bring any action or proceeding against Borrower or the Property relating to the Obligations (an "ACTION") in the courts of other jurisdictions, Borrower irrevocably (a) submits to the jurisdiction of any state or federal court in the Property State, (b) agrees that any Action may be heard and determined in such court, and (c) waives, to the fullest extent permitted by Laws, the defense of an inconvenient forum to the maintenance of any Action in such jurisdiction.

SECTION 9.05 CONSTRUCTION OF PROVISIONS. The following rules of construction shall apply for all purposes of this Instrument unless the context otherwise requires: (a) all references to numbered Articles or Sections or to lettered Exhibits are references to the Articles and Sections hereof and the Exhibits annexed to this Instrument and such Exhibits are incorporated into this Instrument as if fully set forth in the body of the Instrument; (b) all Article, Section, and Exhibit captions are used for convenience and reference only and in no way define, limit, or in any way affect this Instrument; (c) words of masculine, feminine, or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa; (d) no inference in favor of or against any party shall be drawn from the fact that such party has drafted any portion of this Instrument; (e) all obligations of Borrower hereunder shall be performed and satisfied by or on behalf of Borrower at Borrower's sole expense;
(f) the terms "INCLUDE," "INCLUDING," and similar terms shall be construed as if followed by the phrase "WITHOUT BEING LIMITED TO"; (g) the terms "PROPERTY," "LAND," "IMPROVEMENTS," and "PERSONAL PROPERTY" shall be construed as if followed by the phrase "OR ANY PART THEREOF"; (h) the term "OBLIGATIONS" shall be construed as if followed by the phrase "OR ANY OTHER SUMS SECURED HEREBY, OR ANY PART THEREOF"; (i) the term "PERSON" shall include natural persons, firms, partnerships, corporations, governmental authorities or agencies, and any other public or private legal entities; (j) the term "PROVISIONS," when used with respect hereto or to any other document or instrument, shall be construed as if preceded by the phrase "TERMS, COVENANTS, AGREEMENTS, REQUIREMENTS, AND/OR CONDITIONS"; (k) the term "LEASE" shall mean "TENANCY, SUBTENANCY, LEASE, SUBLEASE, OR RENTAL AGREEMENT," the term "LESSOR" shall mean "LANDLORD, SUBLANDLORD, LESSOR, AND SUBLESSOR," and the term "TENANTS" or "LESSEE" shall mean "TENANT, SUBTENANT, LESSEE, AND SUBLESSEE"; (l) the term "OWNED" shall mean "NOW OWNED OR LATER ACQUIRED"; (m) the terms "ANY" and "ALL" shall mean "ANY OR ALL"; and (n) the term "ON DEMAND" or "UPON DEMAND" shall mean "WITHIN FIVE (5) BUSINESS DAYS AFTER WRITTEN NOTICE."

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SECTION 9.06 TRANSFER OF LOAN. Lender may, at any time, (i) sell, transfer or assign the Documents and any servicing rights with respect thereto or (ii) grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (collectively, the "SECURITIES"). Lender may forward to any purchaser, transferee, assignee, servicer, participant, or investor in such Securities (collectively, "INVESTORS"), any Rating Agency rating such Securities and any prospective Investor, all documents and information which Lender now has or may later acquire relating to the Obligations, Borrower, any guarantor, any indemnitor(s), the Leases, and the Property, whether furnished by Borrower, any guarantor, any indemnitor(s) or otherwise, as Lender determines advisable. Borrower, any guarantor and any indemnitor agree to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Section including the delivery of an estoppel certificate in accordance with Section 3.16 and such other documents as may be reasonably requested by Lender.

SECTION 9.07 MISCELLANEOUS. If any provision of the Documents shall be held to be invalid, illegal, or unenforceable in any respect, this shall not affect any other provisions of the Documents and such provision shall be limited and construed as if it were not in the Documents. If title to the Property becomes vested in any person other than Borrower, Lender may, without notice to Borrower, deal with such person regarding the Documents or the Obligations in the same manner as with Borrower without in any way vitiating or discharging Borrower's liability under the Documents or being deemed to have consented to the vesting. If both the lessor's and lessee's interest under any Lease ever becomes vested in any one person, this Instrument and the security title and security interest created hereby shall not be destroyed or terminated by the application of the doctrine of merger and Lender shall continue to have and enjoy all its rights and privileges as to each separate estate. Upon foreclosure of this Instrument, none of the Leases shall be destroyed or terminated as a result of such foreclosure, by application of the doctrine of merger or as a matter of law, unless Lender takes all actions required by law to terminate the Leases as a result of foreclosure. All of Borrower's covenants and agreements under the Documents shall run with the land and time is of the essence. Borrower appoints Lender as its attorney-in-fact, which appointment is irrevocable and shall be deemed to be coupled with an interest, with respect to the execution, acknowledgment, delivery, filing or recording for and in the name of Borrower of any of the documents listed in Sections 3.04, 3.19, 4.01 and 6.02. The Documents cannot be amended, terminated, or discharged except in a writing signed by the party against whom enforcement is sought. No waiver, release, or other forbearance by Lender will be effective unless it is in a writing signed by Lender and then only to the extent expressly stated. The provisions of the Documents shall be binding upon Borrower and its heirs, devisees, representatives, successors, and assigns including successors in interest to the Property and inure to the benefit of Lender and its heirs, successors, substitutes, and assigns. Where two or more persons have executed the Documents, the obligations of such persons shall be joint and several, except to the extent the context clearly indicates otherwise. The Documents may be executed in any number of counterparts with the same effect as if all parties had executed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of any Document which is not of public record, and, in the case of any mutilation, upon surrender and cancellation of the Document, Borrower will issue, in lieu thereof, a replacement Document, dated the date of the lost, stolen, destroyed or mutilated Document containing the same provisions.

SECTION 9.08 ENTIRE AGREEMENT. Except as provided in Section 3.17, (a) the Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the Loan and supersede all prior written or oral understandings and agreements with respect to the Loan including the Loan application and Loan commitment and (b) Borrower is not relying on any representations or warranties of Lender except as expressly set forth in the Documents.

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SECTION 9.09 WAIVER OF TRIAL BY JURY. BORROWER WAIVES, TO THE FULLEST EXTENT
PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE DOCUMENTS, OR ANY ACTS OR OMISSIONS OF BORROWER OR LENDER IN CONNECTION THEREWITH.

                        ARTICLE X - LOCAL LAW PROVISIONS

SECTION 10.01 WAIVER. BORROWER HEREBY WAIVES ANY RIGHT BORROWER MAY HAVE UNDER THE CONSTITUTION OR THE LAWS OF THE STATE OF GEORGIA OR THE CONSTITUTION OR THE LAWS OF THE UNITED STATES OF AMERICA TO NOTICE, OTHER THAN EXPRESSLY PROVIDED FOR IN THIS INSTRUMENT, OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS INSTRUMENT TO LENDER, AND BORROWER WAIVES BORROWER'S RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS INSTRUMENT ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. ALL WAIVERS BY BORROWER IN THIS PARAGRAPH HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY, AND KNOWINGLY, AFTER BORROWER HAS BY BORROWER'S ATTORNEY BEEN FIRST APPRISED OF AND COUNSELED WITH RESPECT TO BORROWER'S POSSIBLE ALTERNATIVE RIGHTS.

                                    /s/ CSR
                                    -------
                    (Initialed and Acknowledged by Borrower)





SECTION 10.02 NATURE OF INSTRUMENT. THIS INSTRUMENT is a deed passing title to Lender and is made under the laws of the State of Georgia relating to deeds to secure debt, and is not a mortgage, and is given to secure the performance and repayment of the Obligations. All references in this Instrument to Borrower as "mortgagor" shall be deemed to refer to Borrower as "grantor," and all references in this Instrument to Lender as "mortgagee" shall be deemed to refer to Lender as "grantee."

SECTION 10.03 NO NOVATION. Lender's acceptance of an assumption of the obligations of this Instrument and of the Note, and any release of Borrower (if any) in connection with such assumption, shall not constitute a novation.

SECTION 10.04 GEORGIA REMEDIES. Section 6.02(b) above is hereby deleted in its entirety and the following is substituted in lieu thereof:

"(b) Lender, at its option, may sell the Property, or any part thereof, at public sale or sales before the door of the courthouse of the county in which the Property, or any part thereof, is situated, to the highest bidder for cash, in order to pay the Obligations and insurance premiums, liens, assessments, taxes and charges, including utility charges, if any, with accrued interest thereon, and all Costs incurred by Lender in connection with such sale and all other expenses of the sale and of all proceedings in connection therewith, including reasonable attorneys' fees, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which sheriff's sales are advertised in said county. The foregoing notwithstanding, Lender may sell, or cause to be sold, any tangible or intangible personal property, or any part thereof, and which constitutes a part of the security hereunder, in the foregoing manner, or as may otherwise be provided by law. Lender may bid and purchase at any such sale and may satisfy Lender's obligation to purchase pursuant to Lender's bid by canceling an equivalent portion of any Obligations then outstanding and secured hereby.

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      At any such sale, Lender may execute and deliver to the purchaser a conveyance of the Property, or any part thereof, in fee simple (but without covenants and warranties, express or implied), and, to this end, Borrower hereby constitutes and appoints Lender the agent and attorney-in-fact of Borrower to make such sale and conveyance, and thereby to divest Borrower of all right, title, and equity that Borrower may have in and to the Property and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed, and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding on Borrower. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided by law for collection of the Obligations secured hereby, and shall not be exhausted by one exercise thereof but may be exercised until full payment of all Obligations secured hereby."



      IN WITNESS WHEREOF, the undersigned have executed this Instrument under seal as of the day first set forth above.



Signed, sealed, and delivered as to the
foregoing date in the presence of the     BORROWER:
following witnesses:
                                          ROBERTS PROPERTIES RESIDENTIAL, L.P.,
/s/ Charles R. Elliott                    a Georgia limited partnership
-------------------------
Witness                                   BY: Roberts Realty Investors, Inc.,
                                              a Georgia corporation, its sole
                                              general partner
/s/ Joanne Roberts
-------------------------                 By: /s/ Charles S. Roberts
Notary Public                                ---------------------------------
                                              Charles S. Roberts, President

Commission Expiration Date:
                                                      [CORPORATE SEAL]
      [NOTARY SEAL]


Loan No. 6 102 639
roberts residential\deed to secure debt


433056.1/2555.181
                                       27

                                   EXHIBIT A
                             (PROPERTY DESCRIPTION)

PLANTATION TRACE - PHASE I

All that tract of land in Land Lot 321 of the 6th District, City of Duluth, Gwinnett County, Georgia, described as follows:

BEGINNING at a 1/2-inch rebar found on the northeast right-of-way line of Pleasant Hill Road (150 foot right-of-way), which 1/2-inch rebar found is located 1,619.00 feet northwest along the northeast right-of-way line of Pleasant Hill Road from the intersection of the northeast right-of-way line of Pleasant Hill Road with the mitered west right-of-way line of Peachtree Industrial Boulevard; thence continuing along said northeast right-of-way line, along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 51 degrees 43 minutes 16 seconds West 304.86 feet and a radius of 1,549.13 feet) 305.35 feet to a 1/2-inch rebar found; thence, leaving said right-of-way line, North 28 degrees 10 minutes 45 seconds East 370.22 feet to a 1/2-inch rebar found; thence North 32 degrees 24 minutes 33 seconds East 216.70 feet to a 1/2-inch rebar found; thence North 18 degrees 32 minutes 43 seconds East 348.93 feet to a 1/2-inch rebar found; thence North 00 degrees 12 minutes 00 seconds East 129.65 feet to a 1/2-inch rebar found; thence North 22 degrees 27 minutes 59 seconds East 137.24 feet to a 1/2-inch rebar found; thence North 18 degrees 35 minutes 26 seconds West 189.78 feet to a 1/2-inch rebar found; thence South 62 degrees 14 minutes 03 seconds East 1249.98 feet to a 1/2-inch rebar found; thence South 65 degrees 55 minutes 04 seconds West 224.58 feet to a 1/2-inch rebar found; thence South 84 degrees 42 minutes 13 seconds West 646.31 feet to a 1/2-inch rebar found; thence South 05 degrees 20 minutes 34 seconds West 141.26 feet to a 1/2-inch rebar found; thence South 16 degrees 04 minutes 58 seconds West 479.19 feet to a 1/2-inch rebar found; thence North 66 degrees 34 minutes 05 seconds West 99.10 feet to a 1/2-inch rebar found; thence South 78 degrees 20 minutes 37 seconds West 29.20 feet to a 1/2-inch rebar found; thence South 42 degrees 10 minutes 06 seconds West a distance of 217.12 feet to the POINT OF BEGINNING, said tract containing approximately 16.880 acres.

TOGETHER WITH a non-exclusive right, title and interest in and to the easements appurtenant to the above-described tract created by and described in:

     (i) that certain Reciprocal Drainage Easement Agreement dated November 21, 1988, between David Berkman and Gerald A. Blonder and Partridge Greene, Inc., recorded in Deed Book 5215, page 141, Gwinnett County, Georgia records;

     (ii) that certain Slope Easement Agreement dated June 29, 1989 between Lincoln-NPC, Ltd., and Roberts Properties Plantation Trace, L.P., recorded in Deed Book 5571, page 18, aforesaid records, and consented to by NCNB National Bank of North Carolina and Partridge Greene, Inc.;

     (iii) that certain Berm Easement Agreement dated June 29, 1989, between Lincoln-NPC, Ltd. and Roberts Properties Plantation Trace, L.P., recorded in Deed Book 5571, page 10,


54682.1
aforesaid records, and consented to by NCNB National Bank of North Carolina and Partridge Greene, Inc.; and


     (iv) that certain Berm Easement Agreement dated August 5, 1989 between K Mart Corporation and Roberts Properties Plantation Trace, L.P., recorded in Deed Book 5648, Page 28, aforesaid records, and consented to by Partridge Greene, Inc., but only as to the land described as TRACT A-1.

TRACT A-1:

All that tract of land in Land Lot 321 of the 6th District, Gwinnett County, Georgia, described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at a 1/2-inch rebar found on the northeast right-of-way line of Pleasant Hill Road (150 foot right-of-way), which 1/2-inch rebar found is located 1,619.00 feet northwest along the northeast right-of-way line of Pleasant Hill Road from the intersection of the northeast right-of-way line of Pleasant Hill Road with the mitered west right-of-way line of Peachtree Industrial Boulevard; thence, leaving said right-of-way line, running North 42 degrees 10 minutes 06 seconds East 217.12 feet to a 1/2-inch rebar found; thence North 78 degrees 20 minutes 37 seconds East 29.20 feet to a 1/2-inch rebar found; thence South 66 degrees 34 minutes 05 seconds East 99.10 feet to a 1/2-inch rebar found; thence North 16 degrees 04 minutes 58 seconds East 479.19 feet to a 1/2-inch rebar found; thence North 05 degrees 20 minutes 34 seconds East 141.26 feet to an iron pin found; thence North 84 degrees 42 minutes 13 seconds East 284.00 feet to the TRUE POINT OF BEGINNING, from the TRUE POINT OF BEGINNING as thus established, continuing thence North 84 degrees 42 minutes 13 seconds East 362.31 feet to a 1/2-inch rebar found; thence North 65 degrees 55 minutes 04 seconds East 224.58 feet to a 1/2-inch rebar found; thence South 24 degrees 04 minutes 56 seconds East
25.00 feet to a point; thence South 65 degrees 55 minutes 04 seconds West
228.72 feet to a point; thence South 84 degrees 42 minutes 13 seconds West
371.14 feet to a point; thence North 05 degrees 20 minutes 34 seconds East
25.44 feet to the TRUE POINT OF BEGINNING.

The parcels of land and appurtenant easements described above are more particularly shown on that certain Survey for Roberts Properties Residential, L.P., The Prudential Insurance Company of America, and Chicago Title Insurance Company prepared by Rochester & Associates, Inc., bearing the seal and certification of James C. Jones, Georgia Registered Land Surveyor No. 2298, dated August 9, 1993, last revised September 25, 1998.



54682.1

PHASE II - PLANTATION TRACE

ALL THAT TRACT of land in Land Lots 321, 322 and 326 of the 6th District, City of Duluth, Gwinnett County, Georgia, described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at the intersection of the north right-of-way line of Pleasant Hill Road (150 foot right-of-way) with the west right-of-way line of Peachtree Industrial Boulevard (right-of-way varies); running thence along the west right-of-way line of Peachtree Industrial Boulevard the following courses and distances: (1) North 38 degrees 50 minutes 22 seconds East 71.06 feet to a point, (2) along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 03 degrees 50 minutes 13 seconds East 990.95 feet and a radius of 2944.08 feet)
995.70 feet to a point, (3) North 13 degrees 30 minutes 51 seconds East 374.63 feet to a concrete monument found, (4) North 76 degrees 41 minutes 17 seconds West 44.56 feet to a concrete monument found, and (5) North 13 degrees 25 minutes 16 seconds East 44.77 feet to an iron pin set and the TRUE POINT OF BEGINNING, from the TRUE POINT OF BEGINNING as thus established, leaving said right-of-way line, running thence North 74 degrees 58 minutes 08 seconds West
287.36 feet to an iron pin set; thence North 62 degrees 14 minutes 03 seconds West 1494.02 feet to an iron pin set, thence North 87 degrees 59 minutes 18 seconds West 902.71 feet to an iron pin set on the top bank of the Chattahoochee River; thence along the top bank of the Chattahoochee River North
0.7 degrees 32 minutes 51 seconds East 102.90 feet to an iron pin set; thence South 89 degrees 18 minutes 43 seconds East 966.77 feet to a nail found in root; thence South 53 degrees 45 minutes 14 seconds East 412.84 feet to a 1/2 inch rebar found; thence North 75 degrees 52 minutes 37 seconds East 694.79 feet to an iron pin found; thence South 12 degrees 27 minutes 36 seconds East
80.53 feet to an iron pin set; thence South 77 degrees 32 minutes 34 seconds West 51.99 feet to a 1/2 inch rebar found; thence South 12 degrees 26 minutes 17 seconds East 211.09 feet to an iron pin set; thence North 74 degrees 18 minutes 17 seconds East 115.94 feet to an iron pin set; thence South 82 degrees 05 minutes 38 seconds East 34.02 feet to a 1/2 inch rebar found; thence South 07 degrees 58 minutes 22 seconds West 212.14 feet to a 1/2 inch rebar found; thence South 82 degrees 15 minutes 50 seconds East 174.74 feet to an iron pin set; thence South 07 degrees 39 minutes 48 seconds West 62.13 feet to a 1/2 inch rebar found; thence South 73 degrees 25 minutes 09 seconds East 323.43 feet to an iron pin set on the northwest right-of-way line of Peachtree Industrial Boulevard; thence along said northwest right-of-way line, the following courses and distances: (1) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 14 degrees 53 minutes 58 seconds West 132.64 feet and a radius of 2945.91 feet)
132.65 feet to a point, (2) South 13 degrees 36 minutes 34 seconds West 29.56 feet to a concrete monument found, (3) North 76 degrees 26 minutes 25 seconds West 44.72 feet to a concrete monument found, and (4) South 13 degrees 25 minutes 16 seconds West 15.27 feet to the TRUE POINT OF BEGINNING, said tract containing approximately 12.331 acres as shown on plat of Survey for Roberts Properties Residential, L.P., The Prudential Insurance Company of America and Chicago Title Insurance Company prepared by Rochester & Associates, Inc., bearing the seal and certification of James C. Jones, Georgia Registered Professional Land Surveyor No. 2298, dated September 21, 1998, last revised September 25, 1998.



54682.1

                                   Exhibit B
                   DESCRIPTION OF PERSONAL PROPERTY SECURITY

      1. All machinery, apparatus, goods, equipment, materials, fittings, fixtures, chattels, and tangible personal property, and all appurtenances and additions thereto and betterments, renewals, substitutions, and replacements thereof, owned by Borrower, wherever situate, and now or hereafter located on, attached to, contained in, or used or usable in connection with the real property described in Exhibit A attached hereto and incorporated herein (the "LAND"), and all improvements located thereon (the "IMPROVEMENTS") or placed on any part thereof, though not attached thereto, including all screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, electrical, lighting, plumbing, ventilating, air-conditioning, refrigerating, incinerating and/or compacting plants, systems, fixtures and equipment, elevators, hoists, stoves, ranges, vacuum and other cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, ducts, conduits, dynamos, engines, compressors, generators, boilers, stokers, furnaces, pumps, tanks, appliances, equipment, fittings, and fixtures.

      2. All funds, accounts, deposits, instruments, documents, contract rights, general intangibles, notes, and chattel paper arising from or by virtue of any transaction related to the Land, the Improvements, or any of the personal property described in this Exhibit B.

      3. All permits, licenses, franchises, certificates, and other rights and privileges now held or hereafter acquired by Borrower in connection with the Land, the Improvements, or any of the personal property described in this Exhibit B.

      4. All right, title, and interest of Borrower in and to the name and style by which the Land and/or the Improvements is known, including trademarks and trade names relating thereto.

      5. All right, title, and interest of Borrower in, to, and under all plans, specifications, maps, surveys, reports, permits, licenses, architectural, engineering and construction contracts, books of account, insurance policies, and other documents of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale, or operation of the Land and/or the Improvements.

      6. All interests, estates, or other claims or demands, in law and in equity, which Borrower now has or may hereafter acquire in the Land, the Improvements, or the personal property described in this Exhibit B.

      7. All right, title, and interest owned by Borrower in and to all options to purchase or lease the Land, the Improvements, or any other personal property described in this Exhibit B, or any portion thereof or interest therein, and in and to any greater estate in the Land, the Improvements, or any of the personal property described in this Exhibit B.

      8. All of the estate, interest, right, title, other claim or demand, both in law and in equity, including claims or demands with respect to the proceeds of insurance relating thereto, which Borrower now has or may hereafter acquire in the Land, the Improvements, or any of the personal property described in this Exhibit B, or any portion thereof or interest therein, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of such property, including without limitation, any award resulting from a change of any streets (whether as to grade, access, or otherwise) and any award for severance damages.

      9. All right, title, and interest of Borrower in and to all contracts, permits, certificates, licenses, approvals, utility deposits, utility capacity, and utility rights issued, granted, agreed upon, or otherwise provided by any governmental or private authority, person or entity relating to the ownership, development, construction, operation, maintenance, marketing, sale, or use of the Land and/or the Improvements, including all of the Borrower's rights and privileges hereto or hereafter otherwise arising in connection with or pertaining to the Land and/or the Improvements, including, without limiting the generality of the foregoing, all water and/or sewer capacity, all water, sewer and/or other utility deposits or prepaid fees, and/or all water and/or sewer and/or other utility tap rights or other utility rights, any right or privilege of Borrower under any loan commitment, lease, contract, Declaration of Covenants, Restrictions and Easements or like instrument, Developer's Agreement, or other agreement with any third party pertaining to the ownership, development, construction, operation, maintenance, marketing, sale, or use of the Land and/or the Improvements.

Loan No. 6 102 639
roberts residential/deed to secure debt

433056.1/2555.181                                       1

AND ALL PROCEEDS AND PRODUCTS OF THE FOREGOING PERSONAL PROPERTY DESCRIBED
IN THIS EXHIBIT B.
A PORTION OF THE ABOVE DESCRIBED GOODS ARE OR ARE TO BE AFFIXED TO THE REAL PROPERTY DESCRIBED IN EXHIBIT A.
THE BORROWER IS THE RECORD TITLE HOLDER AND OWNER OF THE REAL PROPERTY DESCRIBED IN EXHIBIT A.





















Loan No. 6 102 639
roberts residential/deed to secure debt

                                       2
433056.1/2555.181

                                   EXHIBIT C
                             (PERMITTED EXCEPTIONS)



1. General and special State and County taxes and assessments for the year 1999 and subsequent years. General and special City taxes and assessments for the year 1998 and subsequent years that constitute a lien but are not yet due and payable.

2. Rights of upper and lower riparian owners in and to the waters of rivers, creeks or branches crossing or adjoining the subject property, and the natural flow thereof, free from diminution or pollution.

3. Rights of tenants under written leases in possession of individual apartment units located on the subject property, as tenants only (Affects Phases I and II).

4. Easement from Mrs. C. W. Summerour to Georgia Power Company, dated September 9, 1940, filed for record September 19, 1940, and recorded in Deed Book 69, page 125, Gwinnett County, Georgia records (Affects Phase
     I).

5. Easement from Mrs. C. W. Summerour to Georgia Power Company, dated October 28, 1948, filed for record November 3, 1948, and recorded in Deed Book 90, page 249, aforesaid records (Affects Phase I).

6.   Easement from Miss Nelle Summerour to Georgia Power Company, dated
     March 16, 1956, filed for record March 24, 1956, and recorded in Deed Book 128, page 165, aforesaid records (Affects Phase I).

7. Easement from John H. Summerour to Georgia Power Company, dated July 16, 1958, filed for record July 18, 1958, and recorded in Deed Book 142, page 443, aforesaid records (Affects Phase I).

8. Easement for Right-of-Way from Partridge Greene, Inc. to Georgia Power Company, dated March 1, 1984, filed for record March 29, 1984, and recorded in Deed Book 2750, page 275, aforesaid records (Affects Phase I).

9. Easement from Partridge Greene, Inc. to S. Donald Norton Properties, Inc., dated June 12, 1984, filed for record June 18, 1984, and recorded in Deed Book 2809, page 434, aforesaid records; as assigned by Easement from S. Donald Norton Properties, Inc. to Gwinnett County, dated November 4, 1985, filed for record November 7, 1985, and recorded in Deed Book 3230, page 53, aforesaid records (Affects Phase I).

10. Reciprocal Drainage Easement Agreement among David Berkman, Gerald A. Blonder and Partridge Greene, Inc., dated November 21, 1988, filed for record November 28, 1988, and recorded in Deed Book 5215, page 141, aforesaid records (Affects Phase I).


54682.1

11. Easement from Lincoln-NPC, Ltd. to Gwinnett County, dated October 22, 1986, filed for record February 17, 1987, and recorded in Deed Book 4115, page 227, aforesaid records (Affects Phase I).

12. Rights, if any, in and to the waters of the lake located in the northern portion of Phase I and the southern part of Phase II of the subject property and in and to the bed thereof; also boating and fishing rights of property owners abutting said lake or the creek leading thereto or therefrom (Affects Phases I and II).

13. Easement from David Berkman and Gerald A. Blonder to Gwinnett County, dated October 16, 1986, filed for record April 13, 1987, and recorded in Deed Book 4226, page 296, aforesaid records (Affects Phase I).

14. The following matters as disclosed by that certain ALTA/ACSM Land Title Survey for Roberts Properties Residential, L.P., The Prudential Insurance Company of America and Chicago Title Insurance Company prepared by Rochester & Associates, Inc., bearing the seal and certification of James
     C. Jones, Georgia Registered Land Surveyor No. 2298, dated August 9, 1993, last revised July 6, 1998 (Affects Phase I):

     (a) 50-foot building line along the southwesterly boundary of subject property;

     (b) 20-foot building line along the southeasterly, easterly, southerly and northwesterly boundary of subject property;

     (c) 40-foot building line along the northeasterly boundary line of subject property;

     (d) rock wall traversing the southeasterly boundary line of subject property;

     (e) 20-foot sanitary sewer line and easement running alone the southwestern boundary line of subject property pursuant to that certain Easement recorded in Deed Book 4115, page 220 and that certain Easement recorded in Deed Book 4115, page 227 and that certain Easement recorded in Deed Book 4226, page 296, aforesaid records;

     (f) Georgia Power Company right-of-way located along the southwesterly boundary line of subject property;

     (g) light poles, power boxes, telephone boxes, underground power and telephone lines, rock walls, cross-tie walls, guy wires, concrete retaining walls and cable television pedestal located throughout the subject property;

     (h) clean-out, headwalls, single wing catch basins, double wing catch basins, weir inlets, junction boxes, manholes, water meters, water vaults and fire hydrants located throughout the subject property;

     (i) 18-inch and 24-inch reinforced concrete pipes located in the southwestern portion of subject property;

     (j) 10-foot chain link fence located in the southeastern portion of subject property;

     (k) 24-inch reinforced concrete pipe traverses the southwesterly boundary line of subject property;

     (l) gas line running along the southeasterly boundary line of subject property;


54682.1

     (m) 10-foot drainage easement running along the northwesterly and westerly boundary line of subject property as shown on that certain plat recorded at Plat Book 40, page 4, aforesaid records;

     (n) 20-foot sanitary sewer line and easement located in the southwesterly portion of subject property as shown on that certain plat recorded at Plat Book 1, page 298, aforesaid records;

     (o) 8-inch water line running throughout subject property;

     (p) 24-inch reinforced concrete pipe located in the southwestern portion of the subject property and running across the subject property in an easterly and/or westerly direction;

     (q) 18-inch reinforced concrete pipe located in the southwestern portion of subject property and running across the subject property in a northerly and/or southerly direction;

     (r) 18-inch and 24-inch reinforced concrete pipes located in the northeastern portion of subject property;

     (s) 20-foot sanitary sewer line located in the northerly portion of subject property and traversing the northwesterly boundary line of subject property as shown on that certain plat recorded at Plat Book 1, page 300, aforesaid records;

     (t) reciprocal drainage easement running along the northwesterly boundary line of subject property pursuant to that certain Reciprocal Drainage Easement Agreement recorded in Deed Book 5215, page 141, aforesaid records;

     (u) 20-foot sanitary sewer line and easement located in the northwesterly portion of the subject property and traversing the northwesterly and northeasterly boundary lines of subject property pursuant to that certain Easement recorded in Deed Book 2809, page 434 and that certain Easement recorded in Deed Book 3230, page 53, aforesaid records;

     (v) 20-foot drainage easement located in the northern portion of subject property and traversing the northeasterly boundary line of subject property pursuant to that certain Joint and Mutual Storm Drainage Easement Agreement recorded in Deed Book 3645, page 26, aforesaid records;

     (w) branch, dam and lake traversing the northeasterly boundary line of subject property;

     (x) Lake Easement located in the northerly and northeasterly portion of subject property pursuant to that certain Joint and Mutual Storm Drainage Easement Agreement recorded in Deed Book 3645, page 26, aforesaid records;

     (y) Concrete spillway located along the northeasterly boundary line of subject property;

     (z) 24-inch reinforced concrete pipe located in the northerly portion of subject property;

     (aa)20-foot sanitary sewer easement located along the northeasterly boundary line of subject property pursuant to that certain Easement recorded in Deed Book 2825, page 270 and that certain Non-Exclusive Private Non-Dedicated Sanitary Sewer Easement recorded in Deed Book 3645, page 1, aforesaid records;



54682.1

     (bb)20-foot drainage easement traversing the northeasterly boundary line of subject property pursuant to that certain Declaration of Granted and Reserved Easements recorded in Deed Book 3645, page 51, aforesaid records;

     (cc)20-foot drainage easement located along the northeasterly boundary line of subject property including 54-inch ACCMPx2;

     (dd)25-foot berm easement located along the southeasterly boundary line of subject property pursuant to that certain Berm Easement Agreement recorded in Deed Book 5648, page 28, aforesaid records;

     (ee)20-foot slope easement located along the easterly boundary of subject property pursuant to that certain Slope Easement Agreement recorded in Deed Book 5571, page 18, aforesaid records;

     (ff)20-foot berm easement located along the easterly boundary line of subject property pursuant to that certain Berm Easement Agreement recorded in Deed Book 5571, page 10, aforesaid records;

     (gg)40-foot undisturbed buffer along the southeasterly and easterly boundary lines of subject property pursuant to restrictions contained in that certain Warranty Deed recorded in Deed Book 2951, page 402, aforesaid records;

     (hh)cross-tie wall located along the southeasterly boundary line of subject property;

     (ii)2000--foot Atlanta Regional Commission setback line traverses the eastern portion of the subject property.

15. Easement from The Village Group, Inc. to Gwinnett County, dated January 23, 1987, filed for record February 17, 1987, and recorded in Deed Book 4115, page 220, aforesaid records (Affects Phase I easement rights described in clause (I) of Exhibit A).

16. All matters disclosed by plat of survey prepared by Rochester & Associates, Inc., dated January 13, 1987, revised January 20, 1987, bearing the seal and certification of B. Keith Rochester, Jr., Georgia Registered Land Surveyor No. 1534, recorded in Plat Book 40, page 4, aforesaid records (Affects Phase I Fee Parcel and Phase I Easement Rights described in clause (i) of Exhibit A).

17. Agreement for Grant of Easement and Cable Television Service between Cable Equities of Colorado, Ltd. d/b/a Roswell/N.E. Gwinnett Cablevision and Roberts Properties Plantation Trace, L.P., a Georgia limited partnership, dated August 31, 1989, filed for record October 12, 1989, and recorded in Deed Book 5705, page 217, aforesaid records (Affects Phase I).

18. Declaration of Reciprocal Easements by and between Roberts Properties Residential, L.P., a Georgia limited partnership, and J. Douglas Parks, an individual residing in Georgia, filed for record July 20, 1998, and recorded in Deed Book 16406, page 49, aforesaid records (Affects Phase I).

19. 40-foot wide undisturbed natural buffer area referenced in and restrictions contained in Warranty Deed from Partridge Greene, Inc. to Lincoln-NPC, Ltd., a Georgia limited partnership, dated January 3, 1985, filed for record January 8, 1985, and recorded in Deed


54682.1

     Book 2951, page 402, aforesaid records (Affects Phase I Easement Rights described in clauses (ii), (iii) and (iv) of Exhibit A).

20. Declaration of Easements, Restrictions, Development and Operating Agreements between Lincoln-NPC, Ltd., a Georgia limited partnership, and K Mart Corporation, dated December 10, 1987, filed for record February 29, 1988, and recorded in Deed Book 4774, page 1, aforesaid records (Affects Phase I Easement Rights described in clauses (ii), (iii) and (iv) of Exhibit A).

21. Lease between Lincoln-NPC, Ltd. and The Kroger Co., undated, filed for record February 29, 1988, and recorded in Deed Book 4774, page 61, aforesaid records; as amended by Amendment to Lease between the aforesaid parties, dated as of March 18, 1988, filed for record June 6, 1988, and recorded in Deed Book 4930, page 141, aforesaid records (Affects Phase I Easement Rights described in clauses (ii) and (iii) of Exhibit A).

22. Declaration of Covenants, Conditions and Restrictions by Lincoln-NPC, Ltd., a Georgia limited partnership, dated March 22, 1988, filed for record April 5, 1988, and recorded in Deed Book 4827, page 275, aforesaid records (Affects Phase I Easement Rights described in clauses (ii) and
     (iii) of Exhibit A).

23. Easement from Lincoln Property Company to Georgia Power Company, dated April 19, 1988, filed for record May 24, 1988, and recorded in Deed Book 4909, page 153, aforesaid records (Affects Phase I Easement Rights described in clauses (ii), (iii) and (v) of Exhibit A).

24. Storm Drainage Easement Agreement between Lincoln-NPC, Ltd., a Georgia limited partnership, and McDonald's Corporation, dated July, 1988, filed for record September 6, 1988, and recorded in Deed Book 5087, page 6, aforesaid records (Affects Phase I Easement Rights described in clauses
     (ii) and (iii) of Exhibit A).

25. Easement from K Mart Corporation to Georgia Power Company, dated July 28, 1988, filed for record September 9, 1988, and recorded in Deed Book 5095, page 293, aforesaid records (Affects Phase I Easement Rights described in clause (iv) of Exhibit A).

26. Easement among Lincoln-NPC, Ltd., K Mart Corporation and Gwinnett County, dated October 20, 1987, filed for record November 1, 1988, and recorded in Deed Book 5181, page 278, aforesaid records (Affects Phase I Easement Rights described in clause (iv) of Exhibit A).

27. Covenants and obligations contained in that certain Berm Easement Agreement between Lincoln-NPC, Ltd., a Georgia limited partnership, and Roberts Properties Plantation Trace, L.P., a Georgia limited partnership, dated June 29, 1989, filed for record July 19, 1989 and recorded in Deed Book 5571, pane 10, aforesaid records (Affects Phase I).



54682.1

28. Covenant and obligations contained in that certain Slope Easement Agreement between Lincoln-NPC, Ltd., a Georgia limited partnership, and Roberts Properties Plantation Trace, L.P., a Georgia limited partnership, dated June 29, 1989, filed for record July 19, 1989, and recorded in Deed Book 5571, page 18, aforesaid records (Affects Phase I).

29. Covenants and obligations contained in that certain Berm Easement Agreement between K Mart Corporation and Roberts Properties Plantation Trace, L.P., a Georgia limited partnership, dated August 5, 1989, filed for record September 7, 1989, and recorded in Deed Book 5648, page 28, aforesaid records (Affects Phase I).

30. Joint and Mutual Storm Drainage Easement Agreement among Michael L. Crifasi, Kelly Goff, Thomas R. McDonald and Joseph Provissiero, Jr. d/b/a Brittany Associates, a Georgia general partnership, David Berkman and Gerald A. Blonder, dated July 2, 1986, filed for record July 8, 1986, and recorded in Deed Book 3645, page 26, aforesaid records (Affects Phases I and II).

31.  Non-Exclusive Private Non-Dedicated Sanitary Sewer Easement among Michael
     L. Crifasi, Kelly Goff, Thomas R. McDonald and Joseph Provissiero, Jr. d/b/a Brittany Associates, a Georgia general partnership, and Partridge Greene, Inc., dated May 27, 1986, filed for record July 8, 1986, and recorded in Deed Book 3645, page 1, aforesaid records (Affects Phase II).

32. Declaration and Agreement of Covenants among NCMP Properties I, a Georgia general partnership, S. Donald Norton and Partridge Greene, Inc., dated September 7, 1984, filed for record September 10, 1984, and recorded in Deed Book 2870, page 262, aforesaid records (Affects Phase II).

33. Easement from Norton Properties to Georgia Power Company, dated November 5, 1984, filed for record November 9, 1984, and recorded in Deed Book 2913, page 297, aforesaid records (Affects Phase II).

34. All matters disclosed by plat of Boundary and Drainage Easement survey for Brittany Associates, dated February 17, 1986, revised April 22, 1986, and recorded in Condominium Plat Book 1, page 218, aforesaid records (Affects Phase II).

35. All matters which would be disclosed by a current, accurate survey and inspection of the property encumbered by the easement rights of Phase I as described in Exhibit A (Affects Phase I Easement Rights).

36. A portion of the subject property is located within the Chattahoochee River Corridor and is subject to regulation by the Atlanta Regional Commission and is subject to the Metropolitan River Protection Act (Affects Phase 11).

37. Declaration of Granted and Reserved Easements by Brittany Associates, a Georgia general partnership, dated July 2, 1986, filed for record July 8, 1986, and recorded in


54682.1

     Deed Book 3645, page 51, aforesaid records; as amended by First Amendment to Declaration of Granted and Reserved Easements between Brittany Associates, a Georgia general partnership, and American Realty Capital, Inc., dated as of August 31, 1987, filed for record September 8, 1987, and recorded in Deed Book 4524, page 58, aforesaid records; as further amended by Second Amendment to Declaration of Granted and Reserved Easements between Brittany Holdings, Inc., a Delaware corporation, and Roberts Properties Residential, L.P., a Georgia limited partnership, dated December X, 1995, filed for record December 29, 1995, and recorded in Deed Book 12137, page 157, aforesaid records (Affects Phase II).

38. Easement from Roberts Properties Residential, L.P. to Gwinnett County Department of Public Utilities, dated October 16, 1997, recorded in Deed Book 14897, page 253, aforesaid records (Affects Phase II).

39. The following matters as disclosed by that certain ALTA/ACSM Land Title Survey for Roberts Properties Residential, L.P., The Prudential Insurance Company of America and Chicago Title Insurance Company prepared by Rochester & Associates, Inc., bearing the seal and certification of James
     C. Jones, Georgia Registered Land Surveyor No. 2298, dated September 21, 1998 (Affects Phase II):

     (a) 20-foot building line along the southwesterly, southeasterly, easterly, northerly, northwesterly and northeasterly boundary lines of subject property;

     (b) 50-foot building line along the southeasterly boundary line of subject property;

     (c) 20-foot drainage easement located along the southwesterly boundary line of subject property;

     (d) 25-foot buffer located along both sides of the southwesterly boundary line of subject property and running along the northeasterly and southwesterly boundary of the lake;

     (e) 20-foot sanitary sewer easement running along the southwesterly boundary line of subject property and traversing the subject property in a northerly direction;

     (f) 20-foot drainage easement traversing the northwesterly boundary line of subject property and running into the lake;

     (g) 20-foot drainage easement located in the southwesterly portion of subject property and traversing the northerly boundary line of subject property;

     (h) 20-foot sanitary sewer easement running throughout the southwestern portion of subject property;

     (i) 20-foot water line easement along the easterly boundary line of subject property;

     (j) chain link fence running along the northeasterly boundary line of subject property;

     (k) power and utility easement located along the northerly boundary line of subject property;

     (l) drop inlets, headwalls, junction boxes, manholes, light poles, fire hydrants and power boxes running throughout the subject property;

     (m) storm drainage lines and facilities running throughout the subject property;

     (n) two (2) headwalls traverse the southwesterly boundary line of subject property;


54682.1

     (o) 20-foot sanitary sewer easement running along the northwesterly boundary line of subject property, across the subject property and traversing the southwesterly boundary line of subject property;

     (p) 20-foot drainage easement, and branch located therein, located in the westerly portion of subject property and 6-inch ductile pipe running into the lake from said easement;

     (q) 20-foot drainage easement, and branch located therein, located in the western portion of the subject property and traversing the southwesterly boundary line of subject property;

     (r) 20-foot sanitary sewer easement traversing the western portion of subject property;

     (s) 30-inch corrugated metal pipe traversing the northwesterly boundary line of subject property;

     (t) lake easement located in the southwesterly portion of subject property and dam traversing the southwesterly boundary line of subject property;

     (u) 500-foot Atlanta Regional Commission setback line located in the westerly portion of subject property;

     (v) 2000-foot Atlanta Regional Commission setback line traversing the subject property;

     (w) Chattahoochee River is located along the westerly boundary line of subject property.

40. Easement from Roberts Properties Residential, L.P. to Georgia Power Company, dated April 15, 1998, filed for record on May 13, 1998, and recorded at Deed Book 16011, page 215, aforesaid records.



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


                                   Exhibit D

                             LIST OF MAJOR TENANTS


                                      NONE




























Loan No. 6 102 639
roberts residential/deed to secure debt

                                       1

433056.1/2555.181